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                                [JP MORGAN LOGO]

                                [CITIGROUP LOGO]

                    $3,000,000,000 REVOLVING CREDIT AGREEMENT

                                   dated as of

                                 April 16, 2003

                                      among

                EL PASO CORPORATION, EL PASO NATURAL GAS COMPANY,
            TENNESSEE GAS PIPELINE COMPANY AND ANR PIPELINE COMPANY,
                                  as Borrowers

                            The Lenders Party Hereto

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                           ---------------------------

              ABN AMRO BANK N.V. AND CITICORP NORTH AMERICA, INC.,
                              as Co-Document Agents

              BANK OF AMERICA, N.A. AND CREDIT SUISSE FIRST BOSTON,
                            as Co-Syndication Agents

          J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC.
                   as Joint Bookrunners and Co-Lead Arrangers

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                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
ARTICLE I DEFINITIONS............................................................................................     1

   Section 1.01         Defined Terms............................................................................     1
   Section 1.02         Classification of Loans and Borrowings...................................................    22
   Section 1.03         Terms Generally..........................................................................    23
   Section 1.04         Accounting Terms; GAAP...................................................................    23

ARTICLE II THE CREDITS...........................................................................................    23

   Section 2.01         Commitments..............................................................................    23
   Section 2.02         Loans and Borrowings.....................................................................    24
   Section 2.03         Requests for Borrowings..................................................................    24
   Section 2.04         Letters of Credit........................................................................    25
   Section 2.05         Funding of Borrowings....................................................................    29
   Section 2.06         Interest Elections.......................................................................    30
   Section 2.07         Optional and Mandatory Termination and Reduction of Commitments..........................    31
   Section 2.08         Repayment of Loans; Evidence of Debt.....................................................    32
   Section 2.09         Optional and Mandatory Prepayment of Loans...............................................    32
   Section 2.10         Fees.....................................................................................    34
   Section 2.11         Interest.................................................................................    35
   Section 2.12         Alternate Rate of Interest...............................................................    36
   Section 2.13         Increased Costs..........................................................................    36
   Section 2.14         Break Funding Payments...................................................................    38
   Section 2.15         Taxes....................................................................................    38
   Section 2.16         Payments Generally; Pro Rata Treatment; Sharing of Set-offs..............................    39
   Section 2.17         Mitigation Obligations; Replacement of Lenders...........................................    41
   Section 2.18         Permitted Mustang Financing Transactions.................................................    42

ARTICLE III CONDITIONS...........................................................................................    44

   Section 3.01         Effective Date...........................................................................    44
   Section 3.02         Conditions to Initial Credit Event.......................................................    45
   Section 3.03         Each Credit Event........................................................................    48

ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................    48

   Section 4.01         Organization; Powers.....................................................................    48
   Section 4.02         Authorization............................................................................    49
   Section 4.03         Governmental Approvals; No Conflicts.....................................................    49
   Section 4.04         Binding Obligation; Enforceability.......................................................    49
   Section 4.05         Financial Condition......................................................................    49
   Section 4.06         Compliance with Laws and Agreements......................................................    49
   Section 4.07         Litigation...............................................................................    50

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   Section 4.08         Taxes....................................................................................    50
   Section 4.09         Properties...............................................................................    50
   Section 4.10         ERISA....................................................................................    50
   Section 4.11         Investment Company.......................................................................    51
   Section 4.12         Federal Reserve Regulations..............................................................    51
   Section 4.13         Collateral...............................................................................    51
   Section 4.14         Restricted Equity Interests..............................................................    51

ARTICLE V AFFIRMATIVE COVENANTS..................................................................................    52

   Section 5.01         Preservation of Existence................................................................    52
   Section 5.02         Compliance with Laws.....................................................................    52
   Section 5.03         Visitation Rights........................................................................    52
   Section 5.04         Books and Records........................................................................    52
   Section 5.05         Maintenance of Properties................................................................    52
   Section 5.06         Maintenance of Insurance.................................................................    52
   Section 5.07         Security Interests in Collateral.........................................................    53
   Section 5.08         Reporting Requirements...................................................................    53
   Section 5.09         Cash Collateral for Future Covered Hedging Agreements....................................    55

ARTICLE VI NEGATIVE COVENANTS....................................................................................    56

   Section 6.01         Liens....................................................................................    56
   Section 6.02         Consolidated Debt to Capitalization......................................................    57
   Section 6.03         Debt.....................................................................................    57
   Section 6.04         Disposition of Property or Assets........................................................    58
   Section 6.05         Mergers..................................................................................    61
   Section 6.06         Use of Proceeds..........................................................................    61

ARTICLE VII EVENTS OF DEFAULT....................................................................................    62

ARTICLE VIII COMPANY GUARANTEE...................................................................................    66

   Section 8.01         Company Guarantee........................................................................    66
   Section 8.02         No Subrogation...........................................................................    66
   Section 8.03         Amendments, etc. with respect to the Obligations.........................................    67
   Section 8.04         Guarantee Absolute and Unconditional.....................................................    67
   Section 8.05         Reinstatement............................................................................    68

ARTICLE IX THE ADMINISTRATIVE AGENT..............................................................................    68

ARTICLE X MISCELLANEOUS..........................................................................................    70

   Section 10.01        Notices..................................................................................    70
   Section 10.02        Waivers; Amendments......................................................................    71
   Section 10.03        Expenses; Indemnity; Damage Waiver.......................................................    73
   Section 10.04        Successors and Assigns...................................................................    74

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   Section 10.05        Survival.................................................................................    77
   Section 10.06        Counterparts; Integration; Effectiveness.................................................    78
   Section 10.07        Severability.............................................................................    78
   Section 10.08        Right of Setoff..........................................................................    78
   Section 10.09        Governing Law; Jurisdiction; Consent to Service of Process...............................    78
   Section 10.10        WAIVER OF JURY TRIAL.....................................................................    79
   Section 10.11        Headings.................................................................................    80
   Section 10.12        Confidentiality..........................................................................    80
   Section 10.13        Security and Intercreditor Agreement.....................................................    80
   Section 10.14        Amendment and Restatement and Continuing Effect..........................................    81

SCHEDULES:

          Schedule 1       Commitments
          Schedule 2       Covered Obligations
          Schedule 3       List of Approved El Paso Lenders

EXHIBITS:

          Exhibit A        Form of Assignment and Assumption
          Exhibit B        Form of Borrowing Request
          Exhibit C        Form of Note
          Exhibit D        Form of Security and Intercreditor Agreement
          Exhibit E-1      Form of EPNGC/TGPC Guarantee Agreement
          Exhibit E-2      Form of Parent Guarantee Agreement
          Exhibit E-3      Form of Subsidiary Guarantee Agreement
          Exhibit F-1      Form of Opinion of Jones Day, special New York
                           counsel to the Company
          Exhibit F-2      Form of Opinion of Jones Day, special New York
                           counsel to the Company
          Exhibit F-3      Form of Opinion of General Counsel or Associate
                           General Counsel of the Company
          Exhibit F-4      Form of Opinion of General Counsel or Associate
                           General Counsel of the Company
          Exhibit G        Form of Process Agent Letter
          Exhibit H        Form of Pipeline Company Borrower Joinder

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                  $3,000,000,000 REVOLVING CREDIT AGREEMENT dated as of April 16, 2003, among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan"), as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as co-document agents (in such capacity, the "Co-Document Agents") for the Lenders, and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as co-syndication agents (in such capacity, the "Co-Syndication Agents") for the Lenders.

                              W I T N E S S E T H :

                  WHEREAS, the Company, EPNGC, TGPC, the Administrative Agent, and the Lenders are parties to the $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of May 15, 2002, as the same has been amended, supplemented and modified (the "364-Day Facility");

                  WHEREAS, the borrowers under the 364-Day Facility have requested that the 364-Day Facility be amended and restated in its entirety as more fully set forth herein;

                  WHEREAS, the Lenders (who constitute all of the Lenders under the 364-Day Facility) and the Administrative Agent are willing to so amend and restate the 364-Day Facility, on the terms and subject to the conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that, on the Effective Date hereof, the 364-Day Facility shall be amended and restated in its entirety as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "3-Year Facility" means the Amended and Restated $1,000,000,000 3-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of August 4, 2000 (as amended and restated through the date hereof), among the Company, EPNGC, TGPC, El Paso CGP Company, the banks and other lenders parties thereto, JPMorgan, as Administrative Agent and CAF Advance Agent, Citibank, N.A. and ABN AMRO Bank N.V., as Co-Documentation Agents, and Bank of America, N.A., as Syndication Agent, as the same has been and may be amended, supplemented and modified from time to time.

                  "364-Day Facility" has the meaning set forth in the recitals hereof.

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                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means JPMorgan, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Agreement" means the 364-Day Facility, as amended and restated by this $3,000,000,000 Revolving Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1%, and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Alternate Program" means any program providing for the sale or other disposition of trade or other receivables entered into by the Company or a Subsidiary of the Company which is in addition to or in replacement of the program evidenced by Receivables Purchase and Sale Agreements (whether or not such Receivables Purchase and Sale Agreement shall then be in effect), provided that such program is on terms (a) substantially similar to any of the Receivables Purchase and Sale Agreements (as modified to comply with relevant policies of the Financial Accounting Standards Board or similar policies or guidelines from time to time in effect), or (b) customary for similar transactions on substantially similar terms as reasonably determined by the Administrative Agent.

                  "ANR" has the meaning assigned to such term in the preamble hereof.

                  "ANR Holding" means El Paso ANR Investments, L.L.C., a Delaware limited liability company.

                  "ANRS Holding" means El Paso ANRS Investments, L.L.C., a Delaware limited liability company.

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                  "ANR Storage" means ANR Storage Company, a Michigan corporation.

                  "Applicable Percentage" means, with respect to any Lender at any time of determination, the percentage of the aggregate amount of the Lenders' Commitments represented by such Lender's Commitment or, at any time after the Commitments have terminated or expired, the percentage which the aggregate principal amount of such Lender's Credit Exposure then outstanding constitutes of the aggregate principal amount of the total Credit Exposure then outstanding.

                  "Applicable Rate" means, for any day, with respect to any (a) ABR Loan, the rate equal to 250 basis points per annum or (b) Eurodollar Loan, the rate equal to 350 basis points per annum.

                  "Approved Fund" has the meaning assigned to such term in
Section 10.04.

                  "Approved El Paso Lender" as used in Section 10.04, such term means each of the banks and financial lending institutions listed on Schedule 3 hereto.

                  "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

                  "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate, plus (b) the Assessment Rate.

                  "Bear Creek Storage" means Bear Creek Storage Company, a Louisiana general partnership.

                  "Board of Directors" means with respect to any Person the Board of Directors or equivalent governing body of such Person as it may be constituted from time to time.

                  "Board of Governors" means the Board of Governors of the Federal Reserve System of the United States of America.

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                  "Borrower" means the Company and each Pipeline Company Borrower, as applicable.

                  "Borrowing" means Loans of the same Type to the same Borrower, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request substantially in the form of Exhibit B by a Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Business Entity" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

                  "Capitalization" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties by such Person and its consolidated Subsidiaries, plus (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (d) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Effective Date, plus (e) in the case of the Company, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (f) in the case of the Company, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (e) or (f) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Company or its Subsidiaries than the terms and conditions of this Agreement, and minus (g) accumulated other comprehensive income (loss) (or analogous line item).

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof

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and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poors' Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (c) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (x) any Lender, or (y) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 (any such Lender or bank, a "Qualifying Lender"); (d) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender hereunder) or issued by any Qualifying Lender; and (e) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CIG" means Colorado Interstate Gas Company, a Delaware corporation.

                  "CLO" has the meaning assigned to such term in Section 10.04.

                  "Closing Date" means the date of this Agreement.

                  "Coastal Petrochemical Underlying Transaction" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Collateral Account" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Collateral Agent" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Collateral Documents" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

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                  "Collateral Permitted Liens" means Liens (a) for Taxes or other obligations or requirements owing to or imposed by Governmental Authorities existing or having priority, as applicable, by operation of law, in each case either (i) not yet overdue or (ii) being contested in good faith by appropriate proceedings by the Company or any of its Subsidiaries, as the case may be, provided that adequate reserves with respect to such contested Taxes or other obligations or requirements are maintained on the books of the Company or the applicable Subsidiary of the Company, as the case may be, to the extent required by and in conformity with GAAP, and no enforcement action shall have been taken toward foreclosure on the Collateral pursuant to such Liens; (b) for judgments or orders that do not constitute an Event of Default under paragraph
(h) of Article VII; or (c) created under the Security Documents.

                  "Collateral Security Agreement" means the collateral security agreement in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent among the Company, as debtor, the Administrative Agent, as the secured party for the benefit of the Lenders or Affiliates of Lenders that are counterparties to Future Covered Hedging Agreements, and the securities intermediary named therein with respect to the cash collateral required for the excess exposure of the Future Covered Hedging Agreements pursuant to Section 5.09.

                  "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Commitment is set forth on Schedule 1, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $3,000,000,000.

                  "Commitment Excess Amount" means, as of the determination of any Mandatory Commitment Reduction Amount, an amount equal to the amount by which the total Commitments exceed the then total outstanding Credit Exposure immediately prior to giving effect to any mandatory reduction of Commitments required pursuant to Section 2.07(d).

                  "Company" has the meaning assigned to such term in the preamble hereof.

                  "Company Project Support Document" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Company Secured Obligations" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Contingent Guaranty" has the meaning assigned to such term in the definition of the term "Guaranty" contained in this Section 1.01.

                  "Control" means, at any time of determination, the possession, directly or indirectly, at such time, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

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                  "Covered Obligations" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement and includes the obligations of the Company set forth on Schedule 2 hereto.

                  "Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its LC Exposure at such time.

                  "Credit Party" means each Borrower and each Guarantor.

                  "Credit Party Guarantee" means (a) the Subsidiary Guarantee Agreement, (b) the Guaranty of the Company set forth in Article VIII in favor of the Administrative Agent for the ratable benefit of the Lenders, (c) the Parent Guarantee Agreement, and (d) the EPNGC/TGPC Guarantee Agreement, in each case, as the same may be amended, modified, or replaced from time to time.

                  "Credit Related Party" means each Borrower, Guarantor and Restricted Subsidiary that is not a Project Financing Subsidiary.

                  "Debt" means, as to any Person, all Indebtedness of such Person other than (a) any Project Financing of such Person, (b) in the case of the Company or a Subsidiary of the Company, any liabilities of the Company or such Subsidiary, as the case may be, under any Alternate Program, or any document executed by the Company or such Subsidiary, as the case may be, in connection therewith, (c) in the case of the Company or a Subsidiary of the Company, any obligations of the Company or a Subsidiary of the Company with respect to lease payments for the headquarters building of the Company located in Houston, Texas, (d) to the extent paid on or prior to the fifth Business Day after the due date therefor, the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of such Person and all unpaid, non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument, and (e) any item referred to in clause (e) or (f) of the definition of Capitalization notwithstanding any change in the accounting treatment thereof after December 31, 2002.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disposition" means with respect to any asset or property of any Person, any sale, transfer or other disposition of ownership thereof by such Person, including any casualty with respect thereto or condemnation thereof or foreclosure thereon (but shall not include the granting or existence of a Lien permitted hereunder, or the granting or existence of any other encumbrance not prohibited hereunder, with respect thereto, or the issuance by such Person of indebtedness or equity). "Dispose" shall have a correlative meaning.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "EBITDA" means, for the applicable period and applicable Pipeline Company Borrower, the sum of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary non-cash losses

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otherwise deducted from the determination of net income (or net loss) for such period (other than any such non-cash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivable), less all extraordinary non-cash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any holder of Equity Interests in such Pipeline Company Borrower, in each case of such Pipeline Company Borrower and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period. For all purposes hereunder, the calculation of EBITDA for EPNGC shall not include or reflect any effect of the settlement relating to the Western energy crisis that was announced in a press release of the Company on March 21, 2003.

                  "Effective Date" has the meaning assigned such term in Section 3.01.

                  "El Paso EPN Holding" means El Paso EPN Investments, L.L.C., a Delaware limited liability company, and direct owner of all of the Series C Units issued by El Paso Energy Partners, L.P., a Delaware limited partnership.

                  "Enforcement Action" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, regulating or imposing liability or standards of conduct concerning protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Subsidiary of a Borrower resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EPC Documents" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "EPN Units" means any of the Series A Common Units and Series C Units issued by El Paso Energy Partners, L.P., a Delaware limited partnership, that are owned by any Credit Party.

                  "EPNG Holding" means El Paso EPNG Investments, L.L.C., a Delaware limited liability company.

                  "EPNGC" has the meaning assigned to such term in the preamble hereof.

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                  "EPNGC/TGPC Guarantee Agreement" means that EPNGC/TGPC Guarantee Agreement substantially in the form of Exhibit E-1 dated as of the Closing Date executed and delivered by EPNGC and TGPC in favor of the Administrative Agent for the benefit of the Lenders pursuant to which EPNGC and TGPC jointly and severally guarantee the obligations of the Borrowers under this Agreement for a period of time commencing on the Effective Date and continuing for 125 days, whereupon such EPNGC/TGPC Guarantee Agreement shall automatically terminate subject to the satisfaction of the conditions precedent to termination as set forth therein.

                  "Equity Interests" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity, or other equity interest in another Person of whatever nature.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

                  "ERISA Affiliate" means any Person who is a member of the Company's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Excess Amount" has the meaning assigned to such term in
Section 5.09.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of a Borrower hereunder, (a) income, franchise or similar taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Borrower is located, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender (i) at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from a Borrower with respect to such withholding tax pursuant to Section 2.15(a) or (ii) that is attributable to such Foreign Lender's failure to comply with Section 2.15(e).

                  "Exempted Guarantor" means each of American Natural Resources Company, a Delaware corporation, El Paso CNG Company, L.L.C., a Delaware limited liability company, and El Paso Tennessee Pipeline Co., a Delaware corporation.

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                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means the Letter Agreement dated as of March 10, 2003, between the Company and the Administrative Agent.

                  "FERC" means the Federal Energy Regulatory Commission, or any agency or authority of the United States from time to time succeeding to its function.

                  "FERC Eligible Asset" means assets or other properties that are or will become eligible for rate coverage under the regulations promulgated by FERC.

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

                  "Financing Documents" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which a Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Future Covered Hedging Agreement" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Grantor" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Grantor Secured Obligations" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Guarantor" means each of the Company and the Subsidiary Guarantors.

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                  "Guaranty", "Guaranteed" and "Guaranteeing" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt, or any Project Financing of any Person other than the Company or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of the Company or any of its consolidated Subsidiaries, including obligations under any conditional sales agreement, equipment trust financing or equipment lease, and (c) any such act in connection with a Project Financing that either (i) guarantees to the provider of such Project Financing or any other Person performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "Contingent Guaranty")).

                  "Guaranty Reduction Event" means, with respect to any Disposition, merger, consolidation or liquidation, the occurrence of a reduction of the amount (comparing such amount available immediately prior to giving effect to the applicable Disposition, merger, consolidation or liquidation with such amount available immediately after giving effect to such Disposition, merger, consolidation or liquidation) of the aggregate maximum liability under Sections 2.01(a) and (b) of the Subsidiary Guarantee Agreement with respect to the Credit Parties involved in the applicable Disposition, merger, consolidation or liquidation.

                  "Harbortown Underlying Transaction" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, in each case above to the extent regulated pursuant to any Environmental Law.

                  "Indebtedness" of any Person means, without duplication (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and
(c) Capital Lease Obligations of such Person.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

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                  "Interest Election Request" means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.06.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing, or on the last day of the immediately preceding Interest Period therefor, as applicable, and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.

                  "Issuing Bank" means each of JPMorgan and, at any time and from time to time, up to four other Lenders that are designated in writing by the Company and that agree to issue one or more Letters of Credit hereunder, in each case in its capacity as the issuer of each Letter of Credit issued by it hereunder, and its successors in such capacity as provided in Section 2.04(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "JPMorgan" means JPMorgan Chase Bank, a New York banking corporation.

                  "LC Disbursement" means a payment made by an Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time, whether directly, through a Borrowing, or otherwise. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lenders" means the Persons listed on Schedule 1 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

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                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Indebtedness or any Guaranty of any Person.

                  "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

                  "Loan Documents" means, collectively, this Agreement, the Security and Intercreditor Agreement, the other Security Documents, the Subsidiary Guarantee Agreement, the Parent Guarantee Agreement, the EPNGC/TGPC Guarantee Agreement, any Letter of Credit, the Notes (as applicable), and any other agreement entered into related to the transactions contemplated by this Agreement.

                  "Majority Lenders" means, at any time, Lenders, the Applicable Percentages of which aggregate more than 50%.

                  "Mandatory Asset Prepayment Amounts" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                   "Mandatory Asset Prepayment Event" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Mandatory Commitment Reduction Amount" means, as of the determination thereof pursuant to Section 2.07(d) at the time of and in connection with any Mandatory Asset Prepayment Event, an amount equal to the lesser of (a) the amount of the total Commitments immediately prior to such determination and (b) the sum of (i) the Commitment Excess Amount; (ii) the Principal Reduction Amount and (iii) an amount equal to the excess, if any, of the Revolving Credit Allocation available as of the time of such determination over the sum of the Commitment Excess Amount, the Principal Reduction Amount and the Related Non-Principal Amount.

                  "Margin Stock" means "margin stock" as defined in Regulation U of the Board of Governors, as in effect from time to time.

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                  "Material Adverse Effect" means a material adverse effect on the financial condition or operations of the Company and its consolidated Subsidiaries on a consolidated basis.

                  "Maturity Date" means June 30, 2005.

                  "Maximum Potential Prepayment Amount" means, in connection with the determination of any Mandatory Commitment Reduction Amount as required by Section 2.07(d), the maximum amount of the then outstanding Loans and unreimbursed LC Disbursements that, together with all accrued and unpaid interest thereon, break funding payments with respect thereto, if any, to the extent that notice of the amount thereof (as reasonably estimated by the applicable Lender) shall have been delivered to the Company by the applicable Lender prior to the time of such determination, and such accrued and unpaid commitment fees with respect to the aggregate Commitments being terminated pursuant to Section 2.07(d), could be paid from the amount equal to the excess, if any, of the Revolving Credit Allocation available at the time of such determination over the Commitment Excess Amount.

                  "Mojave" means Mojave Pipeline Company, a Texas general partnership.

                  "Mojave Operating" means Mojave Pipeline Operating Co., a Texas corporation.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Company or an ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which the Company or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Company or an ERISA Affiliate and at least one Person other than the Company and its ERISA Affiliates, or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Mustang Financing" means the transaction known as "Project Mustang" among the Company, certain of its Subsidiaries and Mustang Investors, L.L.C., including (a) obligations of the Company as evidenced by that certain Amended and Restated El Paso Agreement, dated as of May 9, 2000, as amended and restated through the date hereof, by the Company in favor of Mustang Investors, L.L.C., and the other Indemnified Persons (as defined therein) and (b) obligations of certain such Subsidiaries as evidenced by that certain Amended and Restated Sponsor Subsidiary Credit Agreement, dated as of May 9, 2000, as amended and restated through the date hereof, by and among Noric Holdings, L.L.C., as borrower, each other Sponsor Subsidiary (as defined therein), as co-obligors, Clydesdale Associates, L.P., as subordinated note holder, Mustang Investors, L.L.C., as lender, Wilmington Trust Company, as Sponsor Subsidiary Collateral Agent, and Citicorp North America, Inc., as Mustang Collateral Agent, in each case as the same may be further amended.

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                  "Mustang Production Interests" means the rights and interests (including general intangible interests) in and to certain volumetric production payments or other interests in hydrocarbon reserves that are held by Noric I or Noric IV and their respective Subsidiaries and that are a part of or subject to the Mustang Financing.

                  "Net Cash Proceeds" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Net Worth" means as to any Person, as of any date of determination, the sum of (a) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (b) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Effective Date, plus (c) in the case of the Company, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (d) in the case of the Company, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (c) or (d) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Company or its Subsidiaries than the terms and conditions of this Agreement, and minus (e) accumulated other comprehensive income (loss) (or analogous line item).

                  "Noric I" means Noric Holdings I, L.L.C., a Delaware limited liability company.

                  "Noric I Holding" means El Paso Noric Investments I, L.L.C., a Delaware limited liability company.

                  "Noric III" means Noric Holdings III, L.L.C., a Delaware limited liability company.

                  "Noric III Holding" means El Paso Noric Investments III, L.L.C., a Delaware limited liability company.

                  "Noric IV" means Noric Holdings IV, L.L.C., a Delaware limited liability company.

                  "Noric IV Holding" means El Paso Noric Investments IV, L.L.C., a Delaware limited liability company.

                  "Notes" means the promissory notes, if any, of any Borrower evidencing Loans under this Agreement in form of Exhibit C.

                  "Obligations" means, collectively, (a) all Indebtedness, liabilities under Guaranties and other obligations of each Borrower owing to the Administrative Agent, each Issuing Bank and each Lender, of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which

                    $3,000,000,000 Revolving Credit Agreement

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may arise under, out of, or in connection with this Agreement or the other Loan Documents, and (b) any and all obligations owed by each Borrower to a Lender or Affiliate of a Lender that is a party to a Future Covered Hedging Agreement, including any amounts payable in respect of an early termination under any Future Covered Hedging Agreement, (to the extent that the Obligations arise under, out of, or in connection with such Future Covered Hedging Agreement during such time as the Lender party to such Future Covered Hedging Agreement is a party to this Agreement, or in the case of an Affiliate of a Lender party to such Future Covered Hedging Agreement, the Lender affiliated with such Affiliate, is a party to this Agreement), and any amendment, restatement or modification of any of the foregoing, including, the full and punctual payment when due of any unpaid principal of the Loans and LC Exposure, interest (including, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due by acceleration or otherwise.

                  "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "Parent Guarantee Agreement" means the Parent Guarantee Agreement substantially in the form of Exhibit E-2 hereto, dated as of the Closing Date, executed and delivered by the Company in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

                  "Participant" has the meaning set forth in Section 10.04.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Permitted Execution Actions" has the meaning set forth in paragraph (h) of Article VII.

                  "Permitted Liens" means:

                  (a) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by the Company or any of its Subsidiaries;

                  (b) Liens for Taxes, assessments, obligations under workers' compensation or other social security legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue, or which are being contested in good faith by appropriate proceedings;

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                  (c) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

                  (d) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

                  (e) conventional provisions contained in any contracts or agreements affecting properties under which the Company or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of such property;

                  (f) pledges and deposits to secure the performance of bids, tenders, trade or government contracts (other than for repayment of borrowed money), leases, licenses, statutory obligations, surety bonds, performance bonds, completion bonds and other obligations of a like kind incurred in the ordinary course of business;

                  (g) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to the Company or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of the Company or any such Subsidiary in such grant or conveyance;

                  (h) any Lien consisting of (i) statutory landlord's liens under leases to which the Company or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (ii) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Company or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Company or any such Subsidiary,
(iii) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (iv) zoning laws and ordinances and municipal regulations;

                  (i) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participations, joint venture, joint operating, unitization, pooling and communitization agreements, or other similar transactions in the ordinary course of business; and

                  (j) any judgment lien in respect of any judgment or order that does not constitute an Event of Default under paragraph (h) of Article VII.

                  "Person" means an individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

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                  "Pipeline Company Borrower" means, initially, each of EPNGC, TGPC, and ANR, and, subsequent to the Effective Date, if and when required pursuant to the terms of Section 2.18, CIG.

                  "Plan" means a Single Employer Plan or a Multiple Employer
Plan.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Principal Reduction Amount" means, at the time of any determination of a Mandatory Commitment Reduction Amount, an aggregate amount equal to the component of the applicable Maximum Potential Prepayment Amount comprised of the principal amount of Loans and unreimbursed LC Disbursements.

                  "Process Agent" has the meaning specified in Section 10.09(d).

                  "Project Financing" means any Indebtedness (a) incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto (including, with respect to transactions in connection with the power and gas contract restructuring business of the Company) and any Guaranty with respect thereto, other than any portion of such Indebtedness or Guaranty permitting or providing for recourse against the Company or any of its Subsidiaries, other than (i) recourse to the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries, and (ii) such recourse as exists under any Contingent Guaranty or
(b) of any Project Financing Subsidiary, or any Guaranty with respect thereto, that is secured solely by, or recourse for which is limited solely to, the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries.

                  "Project Financing Subsidiary" means any Subsidiary of the Company whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to (a) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing, (b) power contracts, gas contracts, administrative or other related service agreements and swap agreements related to gas or power, or (c) Equity Interests in, or Indebtedness or other obligations of, one or more other such Subsidiaries or Business Entities or to Indebtedness or other obligations of the Company or its Subsidiaries or other Persons. For purposes of this definition, "swap agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

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                  "Receivables Purchase and Sale Agreement" means each or any one of (a) the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNGC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation, and Citicorp North America, Inc., as agent, (b) the Amended and Restated Receivables Sale Agreement dated as of December 31, 1996 among El Paso Energy Credit Corporation, Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as administrative agent, (c) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among El Paso Energy Finance I Company, LLC, El Paso Finance Company, Inc., TGPC, EPNGC, Southern Natural Gas Company, the Company and General Electric Capital Corporation, and
(d) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among the Company, El Paso Energy Finance II Company, El Paso Merchant Energy, L.P., and The CIT Group/Business Credit, Inc., as any such agreement or facility may be amended, supplemented, restated or otherwise modified from time to time, provided that no such amendment, supplement, restatement or modification shall change the scope of such agreement or facility from that of a receivables securitization transaction.

                  "Register" has the meaning set forth in Section 10.04.

                  "Related Non-Principal Amount" means, at the time of any determination of a Mandatory Commitment Reduction Amount, an amount equal to the following components of the Maximum Potential Prepayment Amount: (a) aggregate accrued and unpaid interest on the Principal Reduction Amount, (b) break funding payments with respect thereto, if any, to the extent that notice of the amount thereof (as reasonably estimated by the applicable Lender) shall have been delivered to the Company by the applicable Lender prior to the time of such determination and (c) the aggregate accrued and unpaid commitment fees with respect to the aggregate Commitments being terminated pursuant to Section 2.07(d).

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Representative Agent" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Restricted Equity Interests" means, collectively, the Equity Interests in each of Bear Creek Storage, CIG, Mojave, Mojave Operating and WIC; provided, however, that if the Equity Interests in CIG or WIC are Disposed of in accordance with the terms and provisions of Section 6.04(a), such Equity Interests shall cease to be "Restricted Equity Interests" hereunder, but with respect to the Disposition of the Equity Interests in CIG as permitted pursuant to Section 6.04(a)(iv), any Net Cash Proceeds of such Disposition shall continue to be Net Cash Proceeds of Restricted Equity Interests for purposes of Section 2.01(b) of the Security and Intercreditor Agreement; and provided, further, that if and when CIG shall become a Pipeline Company Borrower as required by Section
2.18 and the conditions of Section 2.18 hereof and of Section 5.10 of the Security and Intercreditor Agreement shall have been satisfied, then the Equity Interests in CIG shall cease to be "Restricted Equity Interests" hereunder and shall henceforth form a part of the Collateral.

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                  "Restricted Subsidiaries" means, collectively, each Pipeline Company Borrower and its Subsidiaries, each Subsidiary Guarantor (other than the Exempted Guarantors) and its Subsidiaries and Bear Creek Storage; provided, however, that (a) any such Person shall cease to be a "Restricted Subsidiary" hereunder immediately upon any Disposition of the Equity Interests in such Person permitted by Section 6.04 that results in such Person no longer being a direct or indirect Subsidiary of the Company and (b) none of Noric I and its Subsidiaries, Noric III and its Subsidiaries and Noric IV and its Subsidiaries shall be considered a "Restricted Subsidiary" hereunder until the repayment in full of the Mustang Financing.

                  "Revolving Credit Allocation" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Secured Obligations" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Secured Parties" has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

                  "Security and Intercreditor Agreement" means the Security and Intercreditor Agreement substantially in the form of Exhibit D hereto, dated as of the Closing Date, executed and delivered by the Collateral Agent, the Intercreditor Agent, the Depository Bank (as defined therein), each Guarantor and the Representative Agents party thereto.

                  "Security Documents" means, collectively, the Security and Intercreditor Agreement, the Collateral Security Agreement and all other security documents hereafter delivered by a Credit Party to the Administrative Agent or the Collateral Agent granting a Lien on any property or asset of any such Person to secure (a) the Grantor Secured Obligations, including the Subsidiary Guarantee Agreement, (b) the Company Secured Obligations, including the Parent Guarantee Agreement, or (c) the obligations of any Credit Party under any other Loan Document.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Company or an ERISA Affiliate and no Person other than the Company and its ERISA Affiliates or (b) was so maintained and in respect of which the Company or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Specified Indenture Debt" means any Debt issued pursuant to an indenture qualified under the Trust Indenture Act of 1939, as amended, and the principal amount of which, at the time of determination, exceeds $50,000,000.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new

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negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subsidiary" means, as to any Person (the "parent") at any date, any Business Entity the accounts of which are, or are required to be, consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Business Entity of which the shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly, through one or more Subsidiaries, or both, by such Person; provided, however, that, except for purposes of consolidation with the Company in accordance with GAAP (other than for purposes of (a) the definitions of "Net Worth" and "Material Adverse Effect" or (b) Sections 5.08(f) and 6.01(b)), in no event shall El Paso Energy Partners, L.P. or any of its direct or indirect Subsidiaries be deemed to be a Subsidiary of the Company for any other purpose of this Agreement or any other Loan Document.

                  "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement substantially in the form of Exhibit E-3 hereto, dated as of the Closing Date, executed and delivered by each Subsidiary Guarantor in favor of the Collateral Agent for the ratable benefit of the Secured Parties.

                  "Subsidiary Guarantor" means, subject to the release of any of the following as Subsidiary Guarantor in accordance with the terms of this Agreement, each of American Natural Resources Company, ANR Holding, ANRS Holding, El Paso CNG Company, L.L.C., El Paso EPN Holding, El Paso Tennessee Pipeline Co., EPNG Holding, Noric I Holding, Noric III Holding, Noric IV Holding, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., Sabine River Investors III, L.L.C., Sabine River Investors IV, L.L.C., Sabine River Investors V, L.L.C., TGPC Holding and WIC Holding.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Termination Event" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .11, ..12, .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by the Company or any ERISA Affiliate under
Section 4064 of ERISA upon the

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termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under
Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) the conditions set forth in
Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Company or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                  "TGPC" has the meaning assigned to such term in the preamble hereof.

                  "TGPC Holding" means El Paso TGPC Investments, L.L.C., a Delaware limited liability company.

                  "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board of Governors through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board of Governors, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "Transactions" means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "WIC" means Wyoming Interstate Company Ltd., a Colorado limited partnership.

                  "WIC Holding" means El Paso WIC Investments, L.L.C., a Delaware limited liability company.

                  "Withdrawal Liability" has the meaning given such term under
Part 1 of Subtitle E of Title IV of ERISA.

                  Section 1.02      Classification of Loans and Borrowings.
For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan"), and Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing").

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                  Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) any reference herein to any applicable law means such applicable law as amended, modified, codified, replaced, or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any applicable law means that section or provision of such applicable law from time to time in effect and any amendment, modification, codification, replacement, or reenactment of such section or other provision,
(d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, Equity Interests, accounts and contract rights.

                  Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of or calculation of compliance with such provision (or if the Administrative Agent notifies the Company that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                  THE CREDITS

                  Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to any Borrower from time to time during the Availability Period in an aggregate principal amount that, together with the aggregate principal amount of all Loans made by such Lender to the other Borrowers, will not result in such Lender's Credit Exposure exceeding such Lender's Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Loans.

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                  Section 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Company, on its own behalf or on behalf of the applicable Pipeline Company Borrower, may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of a Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $20,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of sixteen Eurodollar Borrowings outstanding. Within the limits of each Lender's Commitment, any Borrower may make more than one Borrowing on any Business Day.

                  (d) Notwithstanding any other provision of this Agreement, a Borrower shall not be entitled to request, or to elect to convert a Borrowing to or continue a Borrowing as, a Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                  Section 2.03 Requests for Borrowings. To request a Borrowing, the Company, on its own behalf or on behalf of the applicable Pipeline Company Borrower, shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B and signed by the Company. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i)         the Borrower;

                  (ii)        the aggregate amount of the requested Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business Day;

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                  (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (v) in the case of any Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this
Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  Section 2.04      Letters of Credit.

                  (a) General. Subject to the terms and conditions set forth herein, upon request by the Company, on its own behalf or on behalf of the applicable Pipeline Company Borrower, each Issuing Bank agrees to issue Letters of Credit in any stated face amount specified by the Company in the applicable request with any Borrower as the reimbursement obligor in respect of drawings thereunder and for the account of the Borrowers, or any one or more of them, or any direct or indirect Subsidiary or Affiliate thereof, each in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application, reimbursement agreement or other agreement submitted by a Borrower to, or entered into by a Borrower with, an Issuing Bank relating to any Letter of Credit issued thereby, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company, on its own behalf, or on behalf of the applicable Pipeline Company Borrower as obligor, shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the Issuing Bank requested to issue such Letter of Credit and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.04), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information (including the applicable Borrower as obligor for reimbursement obligations thereunder and the account party therefor if different) as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable obligor Borrower in respect

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thereof also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $1,500,000,000, and (ii) the sum of the total outstanding Credit Exposures shall not exceed the total Commitments. Each Issuing Bank shall have sole discretion as to any amendment, renewal or extension of the Letters of Credit issued by it, subject to the other terms and provisions of this Agreement.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and the date that is five Business Days prior to the Maturity Date, provided that (x) any Letter of Credit may provide for the extension or renewal thereof and may be renewed or extended upon the request of the Company, on its own behalf, or on behalf of a Pipeline Company Borrower, in accordance with the terms thereof for additional periods of a duration requested by the Company, on its own behalf, or on behalf of a Pipeline Company Borrower (which shall in no event extend beyond the date referred to in clause (ii) above) and (y) with the consent of the relevant Issuing Bank and the Administrative Agent, Letters of Credit with a term longer than one year shall be permitted; provided that in no event shall such term extend beyond the date referred to in clause (ii) above.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable obligor Borrower or any Guarantor on the date due as provided in paragraph (e) of this Section 2.04, or of any reimbursement payment required to be refunded to any Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by it, the applicable obligor Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if such Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received

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by such Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $5,000,000, the Company, on its own behalf or on behalf of such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the applicable obligor Borrower, or any Guarantor on its behalf, fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) made by such Issuing Bank shall not constitute a Loan and shall not relieve the applicable obligor Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. Each Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.04 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this
Section 2.04, constitute a legal or equitable discharge of, or provide a right of setoff against, a Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing

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Bank from liability to a Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by a Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any such Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit (unless the applicable obligor Borrower shall consent to payment thereon notwithstanding such lack of strict compliance).

                  (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of the date and the amount of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the applicable obligor Borrower, or a Guarantor on its behalf, shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if such applicable obligor Borrower, or a Guarantor on its behalf, fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.04, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this
Section 2.04 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Replacement of an Issuing Bank. Any Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the applicable obligor Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit issued by it

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thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed, when applicable, to refer to such successor or, when applicable, to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. Notwithstanding any provisions of the Security and Intercreditor Agreement relating to the cash collateralization of LC Exposure, if any Event of Default shall occur and be continuing, on the Business Day that any Borrower receives notice from the Administrative Agent or the Majority Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to such Borrower described in paragraph (g) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of such Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at such Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations with respect to the LC Exposure for the account of the applicable Borrower at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the applicable Borrower under this Agreement. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived.

                  Section 2.05 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date of the related Borrowing by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the Loan amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement

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of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this
Section 2.05 and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  Section 2.06 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. The Company, on its own behalf or on behalf of a Pipeline Company Borrower, may thereafter elect at any time and from time to time on any Business Day to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.06. The Company, on its own behalf or on behalf of a Pipeline Company Borrower, may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section 2.06, a Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by such Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

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                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies any Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  Section 2.07 Optional and Mandatory Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

                  (b) The Company may at any time terminate, or from time to time reduce, the unused portions of the Commitments; provided that (i) each partial reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000, and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the sum of the Credit Exposures would exceed the total Commitments.

                  (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this
Section 2.07 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section 2.07 shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be

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revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d) Upon the occurrence of a Mandatory Asset Prepayment Event, the Mandatory Commitment Reduction Amount, if any, with respect thereto shall be determined and an amount equal to the Mandatory Commitment Reduction Amount shall be applied hereunder such that the Commitments shall be permanently reduced (but not below zero) by an amount equal to such Mandatory Commitment Reduction Amount.

                  (e) Any termination or reduction of the Commitments hereunder, whether optional or mandatory, shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

                  Section 2.08 Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay on the Maturity Date to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made to such Borrower.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender to such Borrower, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof, the Interest Period applicable thereto and the Borrower to whom such Loan is made, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder on account of each Loan from the relevant Borrower to whom such Loan was made and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.08 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain any such account or any error therein shall not in any manner affect the obligation of each Borrower to repay the Loans made to such Borrower in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a Note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns).

                  Section 2.09      Optional and Mandatory Prepayment of Loans.
(a) Any Borrower shall have the right at any time and from time to time to prepay any Borrowing in

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whole or in part (without premium or penalty but subject to Section 2.14), subject to prior notice in accordance with paragraph (b) of this Section 2.09. All or any portion of any Loan prepaid may be borrowed and reborrowed in accordance with the terms and provisions of this Agreement.

                  (b) A Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, two Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Optional prepayments shall be accompanied by accrued and unpaid interest to the extent required by Section 2.11.

                  (c) If on any date (including any date on which a mandatory reduction of Commitments occurs pursuant to Section 2.07(d)) the sum of the aggregate Credit Exposure then outstanding exceeds the then aggregate Commitments, then, without notice or demand, the Company shall promptly prepay the principal amount of the Loans and any unreimbursed LC Disbursements (to the extent there is such excess Credit Exposure) by an amount equal to such excess; provided, however, that any prepayment of the principal amount of such Loans and any such unreimbursed LC Disbursements, or cash collateralization of any Letters of Credit, required hereunder as a result of a mandatory reduction of Commitments pursuant to Section 2.07(d) shall be satisfied upon the application of any Revolving Credit Allocation with respect to the related Mandatory Asset Prepayment Event as follows:

                  (i) first, to pay, in an amount equal to the Related Non-Principal Amount, (A) the accrued and unpaid interest on the principal amount of the Loans and any unreimbursed LC Disbursements equal to the Principal Reduction Amount, (B) break funding payments, if any, applicable thereto as to which the notice contemplated in the definition of Related Non-Principal Amount shall have been duly received and (C) the aggregate accrued and unpaid commitment fees with respect to the aggregate Commitments then being terminated pursuant to
                  Section 2.07(d);

                  (ii) second, to repay, in an amount equal to the Principal Reduction Amount, the principal amount of the Loans and any unreimbursed LC Disbursements;

                  (iii) third, to be deposited into the Cash Collateral Subaccount (Credit Agreement LCs) established under the Security and Intercreditor Agreement to

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                  cash collateralize the outstanding but undrawn amount of each Letter of Credit, pro rata, in the ratio that such undrawn amount of such Letter of Credit bears to the aggregate undrawn amounts of all Letters of Credit, up to the full undrawn portion of each such Letter of Credit, as of such date, to the extent the aggregate undrawn amount of such Letters of Credit exceed the Commitments after giving effect to the mandatory reduction of Commitments pursuant to Section 2.07(d);

                  (iv) fourth, to pay any other amount then due and payable under this Agreement; and

                  (v) fifth, (A) if no Event of Default has occurred and is continuing, to be returned to the Company, any remaining portion of such Revolving Credit Allocation, which may be used by the Company for general corporate purposes and (B) If an Event of Default has occurred and is continuing, any remaining portion of such Revolving Credit Allocation shall be transferred into a subaccount of the Cash Collateral Account to be held and applied in accordance with the Security and Intercreditor Agreement.

Each mandatory prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.

                  Section 2.10 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the rate of 0.75% per annum on the daily amount of the excess of the aggregate Commitment of such Lender over such Lender's Credit Exposure during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) with respect to each Letter of Credit issued by such Issuing Bank during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by it or processing of drawings thereunder. Letter of Credit participation fees

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and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following each such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Company (i) agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed to pursuant to the Fee Letter and (ii) agrees to pay, on or prior to the Effective Date, to the Administrative Agent for the account of each Lender an upfront fee in an amount equal to 0.75% of the aggregate Commitment of such Lender.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to each Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

                  Section 2.11 Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.11 or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.11.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.11 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

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                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  Section 2.12 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that, by reason of circumstances generally affecting the London interbank Eurodollar market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                  (b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  Section 2.13      Increased Costs.

                  (a)      If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

                  (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition materially affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

in each case other than as specified in paragraph (b) below, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), in each case by an amount that such Lender or such

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Issuing Bank reasonably deems to be material, then the applicable Borrower or Borrowers will pay to such Lender or such Issuing Bank, as the case may be, in accordance with paragraph (c) of this Section 2.13 after such Borrower's receipt of its written demand accompanied by documentation specifying in reasonable detail the events and circumstances and the applicable Change in Law in support of any such reimbursement request, such additional amount or amounts necessary to compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy) by an amount reasonably deemed by such Lender or such Issuing Bank to be material, then from time to time upon submission by such Lender or such Issuing Bank to the applicable Borrower or Borrowers (with a copy to the Administrative Agent) of a written demand therefor accompanied by documentation specifying in reasonable detail the events and circumstances applicable to such reduction and the applicable Change in Law in support of such demand, and the amount demanded pursuant hereto, the applicable Borrower or Borrowers will, within 30 days after receipt of such demand, pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts necessary to compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or such Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, together with the relevant demand and accompanying documentation, all as specified in paragraph
(a) or (b) of this Section 2.13 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that a Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor in accordance with this Section; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

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                  Section 2.14 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to
Section 2.17, then, in any such event, such Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, continued, converted or prepaid at the Adjusted LIBO Rate that would have been applicable to such Eurodollar Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the Interest Period that would have commenced on the date of such failure for such Loan), over (ii) the amount of interest that would have accrued to such Lender on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the interbank eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. Each affected Lender requesting payment under this Section shall submit written demand specifying in reasonable detail the events and circumstances resulting in such payment obligation, together with a certificate as to any amounts payable pursuant to this Section to the applicable Borrower. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

                  Section 2.15 Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Each Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or

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asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the United States, or of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by a Borrower as will permit such payments to be made without withholding or at a reduced rate.

                  (f) The Administrative Agent or a Lender shall determine if, in its reasonable discretion, it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.15. If it determines that it has received any such refund, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.15 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that each Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other Person.

                  Section 2.16 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.13, Section 2.14 or
Section 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an

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Issuing Bank as expressly provided herein and except that payments pursuant to
Section 2.13, Section 2.14, Section 2.15 and Section 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

                  (b) Except as otherwise provided in Section 2.09(c), if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if

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such Borrower has not in fact made such payment, then each of the Lenders or any applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), Section 2.05(b), or Section 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  Section 2.17 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or Section 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.13, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

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                  Section 2.18 Permitted Mustang Financing Transactions. In connection with the Mustang Financing, the following actions shall be required or permitted hereunder, as applicable:

                  (a) Prior to the indefeasible repayment of the loans, and the termination of the commitments, under the 3-Year Facility, the Company and its Subsidiaries may repay in full the Mustang Financing; provided, however, that the following conditions will be satisfied (in the case of the conditions set forth in clauses (i), (ii), (iii) and (iv) below, on a substantially contemporaneous basis with the repayment in full of the Mustang Financing):

                  (i) The Equity Interests in both Noric I and Noric IV will continue to be pledged as Collateral to the Collateral Agent pursuant to the terms of the Security Documents and each of Noric I and Noric IV, together with their respective Subsidiaries, shall continue to hold and own, directly or indirectly, the Mustang Production Interests;

                  (ii) Noric I Holding and Noric IV Holding will continue to be obligated as Guarantors pursuant to the Subsidiary Guarantee Agreement;

                  (iii) Noric III, or such other Subsidiary of the Company that is the then direct parent of CIG, shall execute and deliver to the Collateral Agent, with a copy to the Administrative Agent, a joinder (in form and substance satisfactory to the Collateral Agent) to the Subsidiary Guarantee Agreement and to the Security Documents pursuant to which Noric III, or such other applicable Subsidiary of the Company, shall become a Guarantor and shall pledge to the Collateral Agent as Collateral 100% of the Equity Interests in CIG subject only to Collateral Permitted Liens;

                  (iv) CIG shall become a Pipeline Company Borrower for all purposes hereunder and concurrently with its designation as a Pipeline Company Borrower, CIG shall execute a joinder to this Agreement substantially in the form of Exhibit H hereto evidencing its capacity as a Pipeline Company Borrower hereunder and deliver such executed joinder to the Administrative Agent and the Collateral Agent and thereafter CIG may request Loans and Letters of Credit for its own account as a Pipeline Company Borrower pursuant to the terms and conditions of this Agreement; and

                  (v) Noric I, Noric IV and their respective Restricted Subsidiaries that own the Mustang Production Interests may pledge all or any part of the Mustang Production Interests to one or more third parties as collateral in connection with any incurrence of Indebtedness by one or more of them that is incurred contemporaneously with or after the repayment in full of the Mustang Financing; provided that the principal amount of Indebtedness that may be so incurred and that may be secured thereby shall not exceed in the aggregate $825,000,000 and the proceeds of such Indebtedness may be applied to repay the Mustang Financing.

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                  (b) If the Mustang Financing has previously been repaid in full as permitted in paragraph (a) above, then, if no Event of Default has occurred and is continuing, upon and contemporaneously with the indefeasible repayment of the loans, and termination of the commitments, under the 3-Year Facility, the Collateral Agent shall release the Equity Interests in both Noric I and Noric IV as Collateral under any applicable Loan Document and shall deliver such Collateral (to the extent such Equity Interests are certificated) to the Company (or such other Person as the Company may direct), and upon such release, Noric I Holding and Noric IV Holding shall be released automatically from their respective obligations (i) as Guarantors under the Subsidiary Guarantor Agreement and (ii) as Grantors under the Security and Intercreditor Agreement and under the other Collateral Documents, and they and their respective Subsidiaries will no longer be Restricted Subsidiaries for any purpose under this Agreement or the other Loan Documents, all without any further action of any other party to any Loan Document, except that the Administrative Agent shall promptly execute and/or deliver any instrument or document reasonably requested by the Company to evidence such releases and the termination of such Liens.

                  (c) If, at the option of the Company, the Mustang Financing is repaid in full (including by the incurrence of Indebtedness and pledge of the Mustang Production Interests contemplated by clause (v) in paragraph (a) above) concurrently with or subsequent to the indefeasible repayment of the loans, and the termination of the commitments, under the 3-Year Facility, then on a substantially contemporaneous basis with such repayment in full of the Mustang Financing, the following conditions shall be satisfied:

                  (i) So long as no Event of Default has occurred and is continuing, the Collateral Agent shall release the Equity Interests in both Noric I and Noric IV as Collateral under any applicable Loan Document and shall deliver such Collateral (to the extent such Equity Interests are certificated) to the Company (or such other Person as the Company may direct), and upon such release, Noric I Holding and Noric IV Holding shall be released automatically from their respective obligations
                  (x) as Guarantors under the Subsidiary Guarantee Agreement and
                  (y) as Grantors under the Security and Intercreditor Agreement and the other Collateral Documents, and they and their respective Subsidiaries will no longer be Restricted Subsidiaries for any purpose under this Agreement or the other Loan Documents, all without any further action of any other party to any Loan Document, except that the Administrative Agent shall promptly execute and/or deliver any instrument or document reasonably requested by the Company to evidence such releases and the termination of such Liens;

                  (ii) Noric III, or such other Subsidiary of the Company that is the then direct parent of CIG, shall execute and deliver to the Collateral Agent, with a copy to the Administrative Agent, a joinder (in form and substance satisfactory to the Collateral Agent) to the Subsidiary Guarantee Agreement and to the Security Documents pursuant to which Noric III, or such other applicable Subsidiary of the Company, shall become a Guarantor and shall pledge to the Collateral Agent as Collateral 100% of the Equity Interests in CIG subject only to Collateral Permitted Liens; and

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                  (iii) CIG shall become a Pipeline Company Borrower for all purposes hereunder and concurrently with its designation as a Pipeline Company Borrower, CIG shall execute a joinder to this Agreement substantially in the form of Exhibit H hereto evidencing its capacity as a Pipeline Company Borrower hereunder and deliver such executed joinder to the Administrative Agent and the Collateral Agent and thereafter CIG may request Loans and Letters of Credit for its own account as a Pipeline Company Borrower pursuant to the terms and conditions of this Agreement.

                  (d) In addition, upon or after the indefeasible repayment of the loans, and termination of the commitments, under the 3-Year Facility and the repayment in full of the Mustang Financing and satisfaction of the other conditions in either paragraph (a) or paragraph (c) of this Section 2.18, as applicable, and notwithstanding the provisions of Section 6.04, the Company may elect to cause the sale of the Equity Interests in WIC to (A) CIG for a purchase price in an amount not to exceed $400,000,000 or (B) to a third party on an arms-length basis; provided, however, that the proceeds (or an amount equal to such proceeds) of any such sale of the Equity Interests in WIC, whether to CIG or to a third party, shall not constitute Collateral under any Security Document or be subject to the provisions of Section 2.07(d) or Section 2.09(c) of this Agreement or Article II of the Security and Intercreditor Agreement; and provided further that in the event CIG is the purchaser of WIC, CIG may pay all or a portion of the purchase price of WIC with the proceeds of Debt permitted to be incurred by CIG in accordance with terms and provisions of Section 6.03(a).

                  (e) Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement or the Security and Intercreditor Agreement shall be deemed to prohibit or restrict the ability of the parties to the Mustang Financing to exercise their rights and remedies pursuant to any agreement evidencing or relating to the Mustang Financing nor shall any such exercise result in a Default or Event of Default hereunder other than pursuant to and in accordance with paragraph (e) of Article VII.

                  (f) The Company shall deliver, or cause to be delivered, to the Administrative Agent and the Collateral Agent such legal opinions, officer's certificates and other documents as the Administrative Agent or the Collateral Agent may reasonably request in connection with the addition or release of any Credit Party or release of any Collateral in connection with the actions contemplated in this Section 2.18.

                  (g) Upon the repayment in full of the Mustang Financing and satisfaction of the conditions set forth in the applicable subparagraph of this Section 2.18, the Administrative Agent shall promptly notify the Collateral Agent of such repayment of the Mustang Financing and satisfaction of such conditions.

                                   ARTICLE III
                                   CONDITIONS

                  Section 3.01 Effective Date. This Agreement and the other Loan Documents shall be effective on the date (the "Effective Date") when each such document shall have been executed by each party thereto and the Administrative Agent (or its counsel) and the

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Company (or its counsel) shall have received from each party hereto and thereto
(a) either (i) a counterpart of this Agreement and each other Loan Document to be executed and delivered on or before the Effective Date, signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement or such other Loan Document) that such party has signed a counterpart hereof or thereof and (b) each of the conditions in Section 3.02 and
3.03 shall be satisfied.

                  Section 3.02 Conditions to Initial Credit Event. The obligations of the Lenders to make Loans (or the automatic conversion of any loans made under the 364-Day Facility to Loans hereunder) and of any Issuing Bank to issue Letters of Credit (or maintain any letters of credit issued under the 364-Day Facility as Letters of Credit) hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

                  (a) The receipt by the Administrative Agent of the following in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                  (i) true and correct copies of the resolutions of the Board of Directors of each of the Borrowers, certified as to authenticity by the Secretary or an Assistant Secretary (or equivalent) of such Borrower, approving the borrowings and any Guaranties contemplated hereby and authorizing the execution of this Agreement and the other Loan Documents, to the extent such Borrower is a party thereto, and of all documents evidencing other required Business Entity action of each of the Borrowers and required governmental approvals to each of the Borrowers, if any, with respect to this Agreement and the other Loan Documents.

                  (ii) true and correct copies of the resolutions of the Board of Directors of each of the Subsidiary Guarantors, certified as to authenticity by the Secretary or an Assistant Secretary (or equivalent) of such Subsidiary Guarantor, approving the Guaranty of the Subsidiary Guarantors pursuant to the Subsidiary Guarantee Agreement as contemplated hereby and authorizing the execution of such Subsidiary Guarantee Agreement and the other Loan Documents, to the extent such Subsidiary Guarantor is a party thereto, and of all documents evidencing other required Business Entity action of each of the Subsidiary Guarantors and required governmental approvals to each of the Subsidiary Guarantors, if any, with respect to the Subsidiary Guarantee Agreement and the other Loan Documents.

                  (iii) a certificate of the Secretary or an Assistant Secretary (or the equivalent) of each of the Credit Parties certifying the names and true signatures of the officers of each such Credit Party authorized to sign any Loan Document and any other documents to be delivered by it hereunder or thereunder.

                  (iv) true and correct copies of the Business Entity organizational or formation documents of each Credit Party and of any Person the Equity Interests of which are being pledged as Collateral pursuant to the Security Documents,

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                  certified as to the receipt and filing of public record thereof by the appropriate filing officer (or the office thereof) to the extent such documents are required by law to be on file in the jurisdiction of organization or formation of such Person, and further certified as to authenticity and completeness by the Secretary or an Assistant Secretary (or the equivalent) of such Person.

                  (v) copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing (or equivalent status) of (A) each of the Credit Parties, (B) each Person the Equity Interests of which are being pledged as Collateral pursuant to the Security Documents, (C) CIG and (D) Mojave Operating in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be, excluding those states where the failure to be so qualified would not result in a Material Adverse Effect.

                  (vi) favorable written opinions of (A) Jones Day, special New York, counsel for the Credit Parties, substantially in the forms of Exhibit F-1 (relating to this Agreement) and Exhibit F-2 (relating to the Security and Intercreditor Agreement) and (B) the General Counsel or Associate General Counsel of the Company, substantially in the forms of Exhibit F-3 (relating to this Agreement) and Exhibit F-4 (relating to the Security and Intercreditor Agreement). The Borrowers hereby request such counsel to deliver such opinions.

                  (vii) a letter from the Process Agent, in substantially the form of Exhibit G, agreeing to act as Process Agent for each of the Borrowers and the Subsidiary Guarantors and to forward forthwith all process received by it to the Company and such other Credit Party, as applicable.

                  (viii) true and correct copies, certified as to authenticity by the Secretary or an Assistant Secretary (or equivalent) of the Company or a Subsidiary of the Company, of all amendments, consents, waivers or modifications to any Financing Document and Company Project Support Document (other than the Loan Documents) and to any document or agreement relating to or subject to the Mustang Financing, in each case, as such amendments, consents, waivers or modifications are necessary to permit or complete execution, delivery and performance by each Credit Party that is a party thereto of this Agreement, the other Loan Documents and the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (ix) a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company and of each Pipeline Company Borrower, confirming compliance with the conditions set forth in paragraphs (a) and
                  (b) of Section 3.03.

                  (x) a certificate, dated the Effective Date and signed by the Chief Financial Officer of the Company, and each Pipeline Company Borrower that is a

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                  party thereto, confirming that no default or event of default shall have occurred and be continuing under any of the 364-Day Facility, the 3-Year Facility or the Mustang Financing (each such document or agreement as in effect immediately prior to the Effective Date).

                  (b) The Administrative Agent shall have received (or shall receive from the proceeds of a Borrowing on the Effective Date) all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

                  (c) The payment in full of all accrued and unpaid interest with respect to Base Rate Advances under the 364-Day Facility (as such term is defined therein) and any other fees or charges then due and payable under the 364-Day Facility.

                  (d) The repayment of the minority equity interest transaction and financing arrangement with Red River Investors, L.L.C. and the release of any contractual limitation on the pledge of the respective Equity Interests in Southern Gas Storage Company, Tennessee Storage Company, El Paso Mojave Pipeline Co. and EPNG Mojave Inc. or any of the EPN Units as Collateral.

                  (e) The Administrative Agent shall have received (i) evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed and (ii) the certificates, if any, representing the stock, limited partnership interests, limited liability company interests and general partnership interests or any other Equity Interest pledged as of the Effective Date pursuant to the Security and Intercreditor Agreement, together with an undated stock power or other transfer certificate for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

                  (f) The Administrative Agent shall have received lien searches reflecting no prior Liens on the Collateral.

                  (g) Each of the Pipeline Company Borrowers, the Subsidiary Guarantors, the Persons whose Equity Interests are pledged as Collateral and the Persons whose Equity Interests constitute Restricted Equity Interests shall be a wholly-owned, direct or indirect, Subsidiary of the Company.

                  (h) On the Effective Date (and immediately after giving effect to the transactions contemplated hereby), the Debt to Capitalization ratio for the Company calculated as set forth in Section 6.02 shall be no greater than 0.75:1.00 and the Debt to EBITDA ratio for each Pipeline Company Borrower calculated as set forth in Section 6.03(a) shall be no greater than 5.00:1.00 and the Administrative Agent shall have received a certificate of the chief financial officer of the Company and each Pipeline Company Borrower, as applicable, certifying as to such Debt to Capitalization and Debt to EBITDA ratios on the Effective Date and containing supporting calculations reasonably acceptable to the Administrative Agent.

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The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date and that the conditions set forth in this Section 3.02 have been satisfied (or waived in accordance with Section 10.02), and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., New York City time, on May 14, 2003 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  Section 3.03 Each Credit Event. The obligation of each Lender to make a Loan (excluding any continuation or conversion of a Loan) on the occasion of any Borrowing, and the obligation of any Issuing Bank to issue a requested Letter of Credit for the account of any Borrower (or extend, amend or renew, or increase the stated amount of, any issued Letter of Credit), is subject to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Borrower and each other Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing, or the date of issuance (or extension, amendment or renewal or increase in the stated amount) of such Letter of Credit, as applicable, unless stated to be made on or as of, or to relate to, a specific date or period other than the date of such Borrowing or issuance.

                  (b) At the time of and immediately after giving effect to such Borrowing (and, if any proceeds thereof are being applied substantially contemporaneously to satisfy any other obligation, to such application) or the issuance (or extension, amendment or renewal or increase in the stated amount) of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

                  (c) In the case of the issuance of a Letter of Credit, to the extent not already in effect between the Company and the Issuing Bank issuing such Letter of Credit, the execution and delivery of standard documentation for account parties or reimbursement obligors in connection with the issuances of letters of credit as is customary for such Issuing Bank and that is not otherwise inconsistent with the terms of this Agreement.

Each Borrowing and each request for the issuance of a (or extension, amendment or renewal of a, or increase in the stated amount of an issued) Letter of Credit shall be deemed to constitute a representation and warranty by the applicable Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  The Company, and each Pipeline Company Borrower, in each case with respect to itself and its Subsidiaries, represents and warrants to the Administrative Agent, each Issuing Bank and each Lender that:

                  Section 4.01 Organization; Powers. The Company is a Business Entity duly formed, validly existing and in good standing under the laws of the State of Delaware. Each

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other Credit Related Party is duly organized or formed, validly existing and, if applicable, in good standing in the jurisdiction of its organization or formation. Each Credit Related Party possesses all applicable Business Entity powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                  Section 4.02 Authorization. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party are within such Credit Party's applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, and do not contravene (a) any Credit Related Party's organizational documents, or (b) any law or any material contractual restriction binding on or affecting any Credit Related Party.

                  Section 4.03 Governmental Approvals; No Conflicts. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Credit Party of any Loan Document to which it is a party, except those necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with ongoing obligations of such Credit Party under Section 5.01, Section 5.02 and Section 5.07, as applicable.

                  Section 4.04 Binding Obligation; Enforceability. This Agreement constitutes, and the other Loan Documents when delivered hereunder shall constitute, the legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                  Section 4.05 Financial Condition. The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 2002, and the related consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished to the Administrative Agent and the Lenders prior to the date hereof, fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Company and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

                  Section 4.06 Compliance with Laws and Agreements. Each of the Company and its Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property except where the failure to comply, individually or in the aggregate, would not, in the reasonable judgment of the Company, be expected to result in a Material Adverse Effect, provided that the alleged failures to comply with such laws, rules, regulations, and orders that are disclosed in any 10-K, 8-K, or 10-Q filed by any Borrower with the SEC prior to the Closing Date shall not be deemed at any time by the parties to the Loan Documents to be expected to have a Material Adverse Effect for any purposes hereof.

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                  Section 4.07 Litigation. There is no action, suit or proceeding pending, or to the knowledge of any Borrower threatened, against or involving any Credit Related Party in any court, or before any arbitrator of any kind, or before or by any Governmental Authority, existing as of the Effective Date that in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) would have a Material Adverse Effect (provided that any such action, suit, or proceeding disclosed in any 10-K, 8-K, or 10-Q filed by any Borrower with the SEC prior to the Closing Date shall not be deemed at any time by the parties to the Loan Documents to be expected to have a Material Adverse Effect for any purposes hereof) or which purports to affect the legality, validity, binding effect or enforceability of the Loan Documents.

                  Section 4.08 Taxes. Each Credit Related Party has duly filed all tax returns required to be filed by it, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which, as applicable, would have a Material Adverse Effect, unless and to the extent only that the same are being contested in good faith and by appropriate proceedings by the Company or the applicable Credit Related Party.

                  Section 4.09 Properties. Each Credit Related Party has good title to its respective properties and assets, free and clear of all mortgages, liens and encumbrances, except for (a) Liens granted pursuant to the Security Documents and (b) other mortgages, liens and other encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) that do not materially interfere with the business or operations of such Credit Related Party as presently conducted or that are permitted by
Section 6.01, and except that no representation or warranty is being made with respect to Margin Stock other than the EPN Units pledged as Collateral.

                  Section 4.10 ERISA. (a) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under paragraph (i) of Article VII.

                  (b) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of the Company.

                  (c) The statement of assets and liabilities of each Plan and the statements of changes in fund balance and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, copies of which report have been furnished to the Administrative Agent, fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                  (d) Neither the Company nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of the Company.

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                  (e) Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, to be insolvent or to be terminated within the meaning of Title IV of ERISA the effect of which reorganization, insolvency or termination would be the occurrence of an Event of Default under paragraph (i) of Article VII.

                  Section 4.11 Investment Company. No Credit Party is (a) an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.12 Federal Reserve Regulations. The Borrowings by any Borrower under this Agreement and the Notes and the application of the proceeds thereof as provided herein will not violate Regulation T, U or X of the Board of Governors.

                  Section 4.13 Collateral. Each Security Document is effective to create in favor of: (a) the Administrative Agent, for the benefit of secured parties identified therein or (b) the Collateral Agent, for the benefit of the Secured Parties, as applicable, a valid Lien on, and security interest in, all right, title and interest of each Credit Party, as applicable, in the "Collateral" (as identified and defined in the relevant Security Document) thereunder and the proceeds thereof, as security for the "Secured Obligations" (as defined in the relevant Security Document) thereunder, prior and superior in right to any other Person (except for Collateral Permitted Liens), except in each case above as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. All financing statements have been filed that are necessary to perfect any security interest created pursuant to any Security Document that can be perfected by the filing of such financing statements and all actions necessary to provide control to (x) the Administrative Agent, with respect to any "Collateral" (as identified and defined in a Security Document that grants a Lien thereon, and a security interest therein, in favor of the Administrative Agent) for which control can be established in favor of the Administrative Agent have been taken and (y) the Collateral Agent with respect to "Collateral" (as defined in Appendix A-1 to the Security and Intercreditor Agreement) for which control can be established in favor of the Collateral Agent have been taken, including delivery of such Collateral to the Collateral Agent to the extent such Collateral is certificated or for which possession can provide perfection with respect thereto.

                  Section 4.14 Restricted Equity Interests. Each Credit Related Party that owns Restricted Equity Interests has good title to its respective Restricted Equity Interests, free and clear of all Liens or other encumbrances, except for (a) Collateral Permitted Liens and (b) with respect of the Restricted Equity Interests in CIG, Liens or other encumbrances granted in favor of the lenders or other creditors pursuant to the Mustang Financing.

                  All representations and warranties made by the Credit Parties herein, and any other Loan Document delivered pursuant hereto, shall survive the making of the Loans, the issuance of any Letter of Credit and the execution and delivery by the Credit Parties of the Loan Documents.

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                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

                  So long as any amount payable by any Borrower hereunder or under any Note shall remain unpaid, any Lender shall have any Commitment hereunder, any Letter of Credit shall not have expired or terminated, or any LC Disbursement shall not have been reimbursed, unless the Majority Lenders shall otherwise consent in writing, each Borrower will, with respect to Sections 5.01 through 5.06, and the Company will, with respect to Sections 5.07, 5.08 and 5.09:

                  Section 5.01 Preservation of Existence. Preserve and maintain, and, in the case of the Company, cause each other Credit Related Party to preserve and maintain, its (a) existence, (b) rights (organizational and statutory), and (c) material franchises, except as otherwise permitted by
Section 6.04 or Section 6.05 and except that nothing herein shall prevent any change in Business Entity form of the Company or any other Credit Related Party.

                  Section 5.02 Compliance with Laws. Comply, and, in the case of the Company, cause each other Credit Related Party to comply, in all material respects with all applicable laws, rules, regulations and orders (including all Environmental Laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

                  Section 5.03 Visitation Rights. At any reasonable time and from time to time, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their officers and with their independent certified public accountants.

                  Section 5.04 Books and Records. Keep, and, in the case of the Company, cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all its respective financial transactions and the assets and business of the Company and each of its Subsidiaries, as applicable, in accordance with GAAP either (a) consistently applied or (b) applied in a changed manner provided such change shall have been disclosed to the Administrative Agent and shall have been consented to by the accountants which (as required by Section 5.08) report on the financial statements of the Company and its Subsidiaries for the fiscal year in which such change shall have occurred.

                  Section 5.05 Maintenance of Properties. Maintain and preserve, and, in the case of the Company, cause each other Credit Related Party to maintain and preserve, all of its properties that are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                  Section 5.06 Maintenance of Insurance. Maintain, and, in the case of the Company, cause each other Credit Related Party to maintain, insurance with responsible and

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reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such other Credit Related Party operates.

                  Section 5.07 Security Interests in Collateral. Execute and deliver, and cause each Subsidiary Guarantor to execute and deliver, to the Collateral Agent (a) such guaranties or supplements, amendments and joinders to the Credit Party Guarantee and such supplements, amendments and joinders to the Security Documents, in each case in form and substance reasonably satisfactory to the Collateral Agent and as the Collateral Agent deems necessary or advisable in order to ensure that the applicable Guarantor guarantees, as primary obligor and not as surety, the full and punctual payment when due of the Secured Obligations and that the Company Secured Obligations together with each such Guaranty of the Subsidiary Guarantors are secured by a valid, perfected and enforceable first-priority security interest (subject only to Collateral Permitted Liens) granted to the Collateral Agent for the benefit of the Secured Parties over all of the Collateral owned by the Company or such Subsidiary Guarantor as security for the Secured Obligations, and (b) deliver, or cause to be delivered, to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Collateral Agent with respect to the requirements of this Section 5.07.

                  Section 5.08 Reporting Requirements. Furnish to each Lender in such reasonable quantities as shall from time to time be requested by such Lender:

                  (a) as soon as publicly available, and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each of the Company and each other Credit Related Party that is required to file a Form 10-Q and/or Form 10-K with the SEC, a consolidated balance sheet of each of the Company and such other Credit Related Party and its respective consolidated Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of each of the Company and such other Credit Related Party and its respective Subsidiaries each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments and the absence of footnotes) as being fairly stated in all material respects by the chief financial officer, controller or treasurer of the Company or such other Credit Related Party and accompanied by a certificate of such officer stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default that is continuing hereunder or of any event not theretofore remedied that with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto,
(ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not (A) the Company is in compliance with the requirements set forth in Section 6.02 and (B) each Pipeline Company Borrower is in compliance with the requirements set forth in Section 6.03(a), and (iii) a listing of all Credit Related Parties and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                  (b) as soon as publicly available and in any event within 120 days after the end of each fiscal year of each of the Company and each other Credit Related Party that is required to file a Form 10-Q and/or Form 10-K with the SEC, a copy of the annual report for such year for each of the Company and such other Credit Related Party and its respective consolidated Subsidiaries containing financial statements for such year reported on by nationally

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recognized independent public accountants acceptable to the Lenders, accompanied by a report signed by said accountants stating that such financial statements have been prepared in accordance with GAAP;

                  (c) within 120 days after the close of each of the Company's fiscal years, a certificate of the chief financial officer, controller or treasurer of the Company stating (i) whether or not he has knowledge of the occurrence of any Event of Default that is continuing hereunder or of any event not theretofore remedied that with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not (A) the Company is in compliance with the requirements set forth in Section 6.02 and (B) each Pipeline Company Borrower is in compliance with the requirements set forth in Section 6.03(a), and (iii) a listing of all Credit Related Parties and consolidated Subsidiaries of the Company showing the extent of its direct and indirect holdings of their stocks;

                  (d) promptly after the sending or filing thereof, copies of all publicly available reports that the Company or any other Credit Related Party sends to any of its security holders and copies of all publicly available reports and registration statements that the Company or any other Credit Related Party files with the SEC or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders;

                  (e) within 10 days after sending or filing thereof, a copy of FERC Form No. 2: Annual Report of Major Natural Gas Companies, sent or filed by any Credit Related Party with FERC with respect to each fiscal year of such Credit Related Party;

                  (f) promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving the Company or any other Credit Related Party, except any litigation or proceeding that in the reasonable judgment of the Company (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Company and its consolidated Subsidiaries taken as a whole;

                  (g) within three Business Days after an executive officer of the Company obtains knowledge of the occurrence of any Event of Default that is continuing or of any event not theretofore remedied that with notice or lapse of time, or both, would constitute an Event of Default, notice of such occurrence together with a detailed statement by a responsible officer of the Company of the steps being taken by the Company or the appropriate Subsidiary of the Company to cure the effect of such event;

                  (h) as soon as practicable and in any event (i) within 30 days after the Company or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, and (ii) within 10 days after the Company or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of the chief financial officer or treasurer of the Company describing such Termination Event and

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the action, if any, that the Company or such ERISA Affiliate proposes to take with respect thereto;

                  (i) promptly and in any event within two Business Days after receipt thereof by the Company or any ERISA Affiliate, copies of each notice received by the Company or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

                  (j) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan;

                  (k) promptly and in any event within five Business Days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning the imposition of Withdrawal Liability by a Multiemployer Plan, the determination that a Multiemployer Plan is, or is expected to be, in reorganization or insolvent within the meaning of Title IV of ERISA, the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or
(iv) the amount of liability incurred, or expected to be incurred, by the Company or any ERISA Affiliate in connection with any event described in clause
(i), (ii), or (iii) above; and

                  (l) as soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of the Company or any Subsidiary of the Company as any Lender through the Administrative Agent may from time to time reasonably request.

         Each balance sheet and other financial statement furnished pursuant to
Section 5.08(a) and Section 5.08(b) shall contain comparative financial information which conforms to the presentation required in Form 10-Q and 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended. The electronic posting of any financial statements, reports, notices or other items required to be furnished pursuant to Section 5.08 on a website established for Lender access shall constitute delivery for all purposes of Section 5.08.

                  Section 5.09 Cash Collateral for Future Covered Hedging Agreements. On or before the earlier to occur of (a) the date that the Company enters into any Future Covered Hedging Agreement and (b) the sixtieth day following the Effective Date, the Company shall execute and deliver the Collateral Security Agreement to the Administrative Agent. Not later than the fifth Business Day after the last day of each March, June, September and December after the Closing Date, the Company shall (x) determine the aggregate net settlement value on a mark-to-market basis in accordance with GAAP as at the close of business on the last Business Day of each such March, June, September and December for all of the outstanding Future Covered Hedging Agreements as of such last Business Day and (y) if and to the extent such aggregate net settlement value as of such last Business Day of the relevant month exceeds $50,000,000, cause to be deposited into the collateral account identified therefor in the Collateral Security Agreement cash in an amount equal to such excess amount (the "Excess Amount") as cash collateral to be held in accordance with the terms and provisions of the Collateral Security Agreement; provided, that if the amount of cash then on deposit and held as cash collateral

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pursuant to the Collateral Security Agreement exceeds the Excess Amount as so determined, and no Event of Default shall have occurred and be continuing, then the Administrative Agent shall promptly release and pay over to the Company free of the Lien of the Collateral Security Agreement all such amounts on deposit that are in excess of the Excess Amount.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

                  So long as any amount payable by any Borrower hereunder or under any Note shall remain unpaid, any Lender shall have any Commitment hereunder, any Letter of Credit shall not have expired or terminated, or any LC Disbursement shall not have been reimbursed, unless the Majority Lenders shall otherwise consent in writing:

                  Section 6.01      Liens.

                  (a) The Company shall not, and shall not permit any Subsidiary of the Company to, create, assume, incur, or suffer to exist, any Liens upon or with respect to any of the Collateral or any of the Restricted Equity Interests (in each case other than (i) Collateral Permitted Liens and
(ii) with respect to the Restricted Equity Interests in CIG, Liens or other encumbrances granted in favor of the lenders or other creditors pursuant to the Mustang Financing).

                  (b) The Company shall not, and shall not permit any Subsidiary of the Company (other than Southern Natural Gas Company and its Subsidiaries that are not Restricted Subsidiaries) to, create, assume, incur, or suffer to exist, any Lien securing Debt that would require the Company or any of its Subsidiaries to equally and ratably secure such Debt with any Specified Indenture Debt of the Company or any consolidated Subsidiary of the Company, without in any such case, making effective provision whereby the Covered Obligations shall be secured equally and ratably with, or prior to, such Specified Indenture Debt so long as such Specified Indenture Debt shall be so secured.

                  (c) The Company shall not permit any Restricted Subsidiary to create, assume, incur or suffer to exist any Lien on any property or asset of such Restricted Subsidiary except for:

                  (i) Liens on the Equity Interests in, or Indebtedness or other obligations of, or assets of, any Project Financing Subsidiary (or any Equity Interests in, or Indebtedness or other obligations of, any Business Entity that is directly or indirectly owned by any Project Financing Subsidiary) securing the payment of a Project Financing and related obligations;

                  (ii)        Permitted Liens;

                  (iii) Liens created by any Alternate Program or any document executed by any Borrower or any Subsidiary of a Borrower in connection therewith;

                  (iv) Liens (other than Liens with respect to the Collateral) securing Debt or liabilities under Guaranties permitted pursuant to Section 6.03(b);

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                  (v) Liens granted by any Pipeline Company Borrower in existence on the Effective Date, plus any successive renewals or extensions of such Liens, and any grant of a Lien, in connection with any successive refinancing, extension or renewal of the Debt or any liability under any Guaranty secured by such Liens, provided that the aggregate principal amount of the Debt or any liability under any Guaranty (and any successive refinancing, extension or renewal thereof) secured by such Liens does not increase from that amount outstanding at the time of such renewal, extension or grant of the Lien or such refinancing and any such successive renewal, extension or grant of the Lien does not encumber any additional property or assets of such Pipeline Company Borrower (except as contemplated by clause (viii) below);

                  (vi) Liens permitted by Section 2.18 with respect to the Mustang Production Interests;

                  (vii) Liens created under or permitted by the Security Documents; and

                  (viii) Liens on products and proceeds (including dividends, distributions, interest and like payments on or with respect to, and insurance and condemnation proceeds and rental, lease, licensing and similar proceeds) of, and property evidencing or embodying, or constituting rights or other general intangibles directly relating to or arising out of, and accessions and improvements to, property or assets subject to Liens permitted by this Section 6.01.

                  Section 6.02 Consolidated Debt to Capitalization. The Company shall not permit the ratio of the sum of (i) the aggregate amount of consolidated Debt of the Company and its consolidated Subsidiaries (without duplication of amounts under this clause (a) and determined as to all of the foregoing entities on a consolidated basis), plus (ii) the aggregate amount of consolidated Guaranties of the Company and its consolidated Subsidiaries (without duplication of amounts under this clause (a) and determined as to all of the foregoing entities on a consolidated basis), to (b) Capitalization of the Company and its consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) to exceed 0.75 to 1.0.

                  Section 6.03      Debt.

                  (a) Each Pipeline Company Borrower shall not incur or become liable for any Debt or any liability under Guaranties if, immediately after giving effect to such Debt or liability under such Guaranties and the receipt and application of any proceeds thereof (or of any Debt so guaranteed) or value received in connection therewith, the ratio of Debt and liabilities under Guaranties, without duplication, of the applicable Pipeline Company Borrower and its consolidated Subsidiaries to EBITDA of such Pipeline Company Borrower and its consolidated Subsidiaries, in each case on a consolidated basis for the applicable Pipeline Company Borrower and its consolidated Subsidiaries, for the then most recently completed four quarter period for which financial statements have been delivered as required by Section 5.08 would exceed 5 to 1, or (ii) the proceeds of any such Debt (or of the underlying Debt guaranteed by any such Guaranty) would be used for any purpose other than (A) the funding of working capital of the

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applicable Pipeline Company Borrower, (B) the successive refinancing of Debt of such Pipeline Company Borrower in existence as of the Effective Date, (C) the funding by the applicable Pipeline Company Borrower of capital expenditures or investments in FERC Eligible Assets other than any investment in (x) any Equity Interest in any other Person, (y) all or substantially all of a business conducted by any other Person, or (z) all or substantially all of the assets constituting a business division or other stand-alone business unit of any other Person, provided that the use of the proceeds of such Debt as permitted under this clause (C) shall include (1) the reimbursement of letters of credit, (2) the repayment of Loans and (3) the reimbursement of expenditures out of operating cash flow of such Pipeline Company Borrower, in each case, to the extent of the proceeds or amounts thereof that were applied to fund capital expenditures or investments permitted by this clause (C), or (D) investment in Cash Equivalents for a period of time not to exceed 30 days; provided, however, that, for purposes of clause (ii) above, if the Company elects to cause the sale of the Equity Interests in WIC to be sold to CIG, then CIG (if and when it becomes a Pipeline Company Borrower as required by Section 2.18) shall be permitted to incur Debt, subject to the ratio set forth in clause (i) above, in an aggregate principal amount not to exceed $400,000,000 the proceeds of which shall be used to purchase the outstanding Equity Interests in WIC and if the actual purchase price of such Equity Interests is an amount that is less than $400,000,000, then the amount of such incurred Debt that is equal to the excess of $400,000,000 over the actual purchase price of the Equity Interests in WIC may be used for any other general corporate purpose of CIG, including to fund a distribution to the Company of all or any portion of such excess amount, and in no event shall the proceeds of such Debt constitute Collateral or be subject to any mandatory prepayment provisions under this Agreement, the Security and Intercreditor Agreement or any other Security Document.

                  (b) Each Restricted Subsidiary (other than the Pipeline Company Borrowers) shall not incur or be or become liable for any Debt or any liability under Guaranties other than (i) any Debt owing by such Restricted Subsidiary to another Restricted Subsidiary, or to the Company or an Exempted Guarantor in respect of reimbursement of amounts paid for the account of, or attributable to, such Restricted Subsidiary to the extent that the obligation the payment of which gave rise to such reimbursement obligation does not constitute Debt, (ii) such Debt or liability under Guaranties of such Restricted Subsidiary existing as of the Effective Date; provided that each such Restricted Subsidiary shall be permitted to successively refinance, extend or renew such Debt and liabilities under Guaranties, or replace, in whole or in part, any of the foregoing at any time and from time to time with new Debt and/or liabilities under Guaranties, so long as, after giving effect thereto, the sum of the aggregate principal amount of such new Debt and the aggregate principal amount of Debt guaranteed under such new Guaranties outstanding from time to time does not exceed $100,000,000 with respect to the Restricted Subsidiaries, (iii) pursuant to the Loan Documents and (iv) as contemplated by Section 2.18.

                  Section 6.04      Disposition of Property or Assets.

                  (a) The Company shall not, and shall not permit any Subsidiary of the Company to, Dispose of any interest in any asset or property constituting Collateral or Restricted Equity Interests, except for (i) Dispositions by the applicable Credit Party, at any time and from time to time, of Collateral constituting all or any part of the EPN Units for fair market value on an arms-length basis in a cash transaction so long as an amount equal to 100% of the Net Cash

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Proceeds of such sale shall be deposited into the Collateral Account pursuant to the terms and provisions of the Security and Intercreditor Agreement, (ii) any Disposition that is the result of any casualty or condemnation of Collateral or Restricted Equity Interests or any order (whether or not having the force of law) of the FERC or any other Governmental Authority with respect to such Collateral or Restricted Equity Interests, so long as an amount equal to 100% of the Net Cash Proceeds of such Disposition shall be deposited in the Collateral Account pursuant to the terms and provisions of the Security and Intercreditor Agreement, (iii) a Disposition of the Equity Interests in WIC in accordance with the terms and provisions of Section 2.18, (iv) a Disposition of the Equity Interests in CIG in connection with any foreclosure sale or other liquidation proceeding or action instituted pursuant to the terms and provisions of the Mustang Financing and (v) Dispositions of Collateral or Restricted Equity Interests permitted by Section 6.05.

                  (b) Each Credit Related Party shall not Dispose of any property or asset, provided that this Section 6.04(b) shall not apply to:

                  (i) Dispositions of property or assets (other than Dispositions of Collateral or Restricted Equity Interests or Dispositions that result from any casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law) of the FERC or any other Governmental Authority) by Restricted Subsidiaries not otherwise permitted pursuant to any other provision of this Section 6.04, provided that (A) any such Disposition is conducted on an arms-length basis and the consideration therefor shall not include any Equity Interests or any Indebtedness, and (B) if the Net Cash Proceeds of such Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of the Company, an amount equal to such Net Cash Proceeds shall be applied to the Covered Obligations pursuant to the terms and provisions of the Security and Intercreditor Agreement;

                  (ii) Dispositions not otherwise permitted pursuant to any other provision of this Section 6.04 (other than clause
                  (i) above) and that result from any casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law) of the FERC or any other Governmental Authority, provided that if the Net Cash Proceeds of insurance, or Net Cash Proceeds from such condemnation or any such Disposition pursuant to any such order or received in connection with such Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of the Company, an amount equal to such Net Cash Proceeds shall be applied to the Covered Obligations pursuant to the terms and provisions of the Security and Intercreditor Agreement;

                  (iii) Dispositions of obsolete or worn out property or assets (or property or assets no longer useful in the business of the relevant Credit Related Party) in the ordinary course of business and leases or subleases of unused office or other space entered into by any Credit Related Party on an arms-length basis and in the ordinary course of business;

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                  (iv) Dispositions of any receivables and related rights pursuant to any Alternate Program;

                  (v) Dispositions of any Project Financing Subsidiary and/or all or any part of any such Project Financing Subsidiary's assets or property;

                  (vi) Dispositions of any assets or property for fair market value to any Credit Related Party provided that no Guaranty Reduction Event occurs as a result thereof;

                  (vii) Dispositions permitted by, and subject to the terms of, Section 6.04(a) and Dispositions permitted by
                  Section 2.18 or Section 6.05;

                  (viii)      the Disposition of EPEC Realty, Inc.;

                  (ix) Dispositions of inventory in the ordinary course of business;

                  (x) Dispositions constituting licenses of intellectual property in the ordinary course of business;

                  (xi) Dispositions of cash or Cash Equivalents (other than cash or Cash Equivalents constituting Collateral under the Security and Intercreditor Agreement or an amount equal to proceeds of any Disposition permitted pursuant to clauses (i) and (ii) above in excess of the applicable threshold amounts specified therein, which such cash or Cash Equivalents shall be Disposed of pursuant to the terms and provisions of the Security and Intercreditor Agreement);

                  (xii) Dispositions of Indebtedness or instruments or other obligations that are received as consideration for any Disposition of property or assets (other than Dispositions permitted pursuant to clauses (i) and (ii) above, the consideration for which is not permitted to include any Equity Interests or Indebtedness);

                  (xiii) Dispositions of investments (including Equity Interests and Indebtedness or instruments or other obligations) that are received in connection with the bankruptcy or reorganization of suppliers, customers or other Persons, or in settlement of, or pursuant to any judgment or other order in respect of, delinquent obligations of, or litigation proceedings or other disputes with, or from exercises of rights or remedies against, any such Persons; or

                  (xiv) Dispositions by the Company or any Exempted Guarantor of any property or assets that do not constitute Collateral or Restricted Equity Interests.

                  (c) The Company shall not, and shall not permit any Subsidiary of the Company to, Dispose of the Equity Interests in any of its Subsidiaries if such Disposition will result in the Company owning, directly or indirectly, less than 100% of the Equity Interests in the Subsidiary Guarantors.

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                  (d) Each Credit Related Party (other than the Exempted Guarantors) shall not Dispose of (in a single or related series of transactions) assets constituting all or substantially all of the consolidated assets of such Credit Related Party and its Subsidiaries taken as a whole, provided that this
Section 6.04(d) shall not apply to any transaction permitted by Section 6.04(a),
Section 6.04(b)(ii), (b)(vi), (b)(vii) or (b)(xiii) or Section 6.05.

                  Section 6.05 Mergers. The Company shall not, and shall not permit any other Credit Related Party to, merge or consolidate with, or liquidate into, any Person, except that, provided no Event of Default has occurred and is continuing (both before and immediately after giving effect to any merger, consolidation or liquidation permitted below), (a) any Credit Related Party (other than the Company) in addition to mergers, consolidations and liquidations provided for in clauses (b) and (c) below, may merge or consolidate with, or liquidate into, any other Credit Related Party (other than the Company), provided that (i) no Guaranty Reduction Event occurs as a result thereof, (ii) the continuing or surviving Credit Related Party unconditionally assumes by written agreement satisfactory to the Administrative Agent all of the performance and payment obligations of the other Credit Related Party and (iii) the Lien under the Security Documents in favor of the Collateral Agent on any Collateral owned by any applicable Subsidiary Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, (b) any Exempted Guarantor may merge or consolidate with, or liquidate into, any other Exempted Guarantor or other Business Entity that is not a Credit Related Party, provided that (i) the surviving Business Entity is, directly or indirectly, a wholly-owned Subsidiary of the Company, remains a Subsidiary Guarantor and, if the Exempted Guarantor is not the continuing or surviving Business Entity, the continuing or surviving Business Entity unconditionally assumes by written agreement satisfactory to the Administrative Agent all of the obligations of such Exempted Guarantor under the Loan Documents to which the applicable Exempted Guarantor is a party and (ii) the Lien under the Security Documents in favor of the Collateral Agent on any Collateral owned by the applicable Exempted Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, and (c) the Company may merge or consolidate with, or liquidate into, any Business Entity other than a Credit Related Party, provided that (i) (A) the Company is the continuing or surviving Business Entity or (B) the continuing or surviving Business Entity is organized under the laws of the United States or a State thereof and unconditionally assumes by written agreement satisfactory to the Administrative Agent all of the performance and payment obligations of the Company, and (ii) the Lien under the Security Documents in favor of the Collateral Agent on any Collateral owned by the Company immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor (either contractually, by structural subordination or otherwise) from that existing immediately prior to such merger, consolidation or liquidation.

                  Section 6.06 Use of Proceeds. Each Borrower shall not use the proceeds of any Loan for any purpose that would (a) whether directly or indirectly, entail a violation of any of the Regulations of the Board of Governors, including Regulations T, U and X, (b) result in a breach of the covenants set forth in Section 6.03(a), (c) in the case of the Pipeline Company

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Borrowers, voluntarily prepay (which shall in any event exclude any regularly scheduled or other required payment or prepayment) any Debt (other than the Loans or the loans under the 3-Year Facility or any reimbursement obligation under any Letter of Credit or letter of credit issued under the 3-Year Facility) prior to the maturity thereof (whether at stated maturity, by acceleration or otherwise), or (d) with respect to the Company, constitute a use other than a general corporate purpose.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

                  If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) Any Borrower shall fail to pay any installment of principal of any of its Loans or Notes when due, or any interest on any of its Loans or Notes or any other amount payable by it hereunder within five Business Days after the same shall be due; or

                  (b) Any representation or warranty made or deemed made by any Credit Related Party herein or by any Credit Related Party (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) Any Credit Related Party shall fail to perform or observe any term, covenant, or agreement applicable to it contained in Section 5.01(a) (other than mergers and entity conversions permitted under Section 6.05), Section 5.08(g), or Article VI.

                  (d) Any Credit Related Party shall fail to perform or observe any other term, covenant or agreement contained in the Loan Documents (other than paragraphs (a) through (c) above) on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Credit Related Party by the Administrative Agent or by any Lender with a copy to the Administrative Agent; or

                  (e) Any Credit Related Party shall fail to pay any Debt or Guaranty (excluding Debt and Guarantees incurred pursuant hereto) of such Credit Related Party in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt in such aggregate principal amount or any Covered Obligation (excluding Debt and Guarantees incurred hereunder), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt in such aggregate principal amount or such Covered Obligation; or any such Debt in such aggregate principal amount or such Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any

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agreement or instrument relating to any such Debt in such aggregate principal amount or such Covered Obligation, or (ii) the occurrence of any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt or such Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Debt in such aggregate principal amount or such Covered Obligation; provided, however, that with respect to the Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, an Event of Default under this paragraph (e) shall not occur until the Company shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

                  (f) Any default under any agreement or instrument relating to any Covered Obligation (excluding Debt and Guarantees incurred pursuant hereto), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Covered Obligation; or any such Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Covered Obligation, or (ii) the occurrence of any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Covered Obligation if, as a result thereof or with respect thereto, the holder of (or the agent for the holders of) such Covered Obligation shall take any Enforcement Action not permitted by the Security and Intercreditor Agreement or the Company shall agree to provide, or enter into any negotiation with a view to providing, any additional collateral, or any optional prepayment of such Covered Obligation, or any fee or other monetary consideration for any amendment, consent, waiver or other modification with respect to such payment default; provided, however, that with respect to the Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, an Event of Default under this paragraph (f) shall not occur until the Company shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

                  (g) (i)The Company or any Credit Related Party shall generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by the Company or any Credit Related Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for

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relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against the Company or any Credit Related Party and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) the Company or any Credit Related Party shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

                  (h) Any judgment or order for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against the Company, any Credit Related Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such judgment lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed (collectively, the "Permitted Execution Actions")) shall not be effectively stayed, or any action, other than a Permitted Execution Action, shall be legally taken by a judgment creditor to attach or levy upon any property or assets of the Company or any other Credit Related Party to enforce any such judgment or order; provided, however, that with respect to any such judgment or order that is subject to the terms of one or more settlement agreements that provide for the obligations thereunder to be paid or performed over time, such judgment or order shall not be deemed hereunder to be undischarged unless and until the Company or any other Credit Related Party shall have failed to pay any amounts due and owing thereunder (payment of which shall not have been stayed) for a period of 30 consecutive days after the respective final due dates for the payment of such amounts; or

                  (i) (i)Any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Company by the Administrative Agent, such Termination Event shall still exist; or (ii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of the Company or any ERISA Affiliate that would exceed 10% of Net Worth; or

                  (j) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of the Company in the open market or otherwise), involving a tender offer
(i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) other than the Company or a Subsidiary of the Company or any employee benefit plan maintained for employees of the Company and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of the Company entitled to vote in elections for directors of the Company and (ii) at any time before the later of (A) six months after

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the completion of such tender offer and (B) the next annual meeting of the shareholders of the Company following the completion of such tender offer more than half of members of the Board of Directors of the Company consists of individuals who (1) were not members of the Board of Directors of the Company before the completion of such tender offer and (2) were not appointed, elected or nominated by the Board of Directors of the Company in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                  (k) Any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of any Credit Related Party as the result of any change in control of the Company; or

                  (l) Any of the guarantees contained in any Credit Party Guarantee, or any other material provision of any Loan Document, shall cease, for any reason, to be valid and binding upon or enforceable against any Credit Party that is a party thereto, or any such Credit Party shall so assert in writing, provided that if such invalidity or unenforceability is of a nature so as to be amenable to cure within five Business Days and if, within one Business Day after the Company receives notice from the Administrative Agent or the Collateral Agent or otherwise becomes aware that such material provision is not valid or is unenforceable as aforesaid, the Company delivers written notice to the Administrative Agent that the applicable Credit Party intends to cure such invalidity or unenforceability as soon as possible, then an Event of Default shall not exist pursuant to this paragraph (l) of Article VII unless the Company or the relevant Credit Party shall fail to deliver or cause to be delivered an amendment or other modification, or other agreement or undertaking, having the same economic effect as the invalid or unenforceable provision within four Business Days after the delivery of such written notice of intent; or

                  (m) Any Security Document shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral stated to be covered thereby or, except as permitted by the Loan Documents, such Lien shall fail or cease to be a perfected and first-priority (subject only to Collateral Permitted Liens) Lien, or any Credit Related Party shall so state in writing and, if such invalidity or lack of perfection or priority relates solely to Collateral with an aggregate value of $1,000,000 or less and such invalidity or lack of perfection or priority is such so as to be amenable to cure without material disadvantage to the position of the Administrative Agent, the Collateral Agent and the other Secured Parties, such invalidity or lack of perfection or priority shall not be cured within 10 days of the earlier of such Credit Related Party so stating in writing or delivery of notice thereof by the Administrative Agent or the Collateral Agent to the Company (or such shorter period as shall be specified by the Administrative Agent or the Collateral Agent and is reasonable under the circumstances);

then, and in every such event (other than an event with respect to any Credit Related Party described in paragraph (g) of this Article except for clause
(i)(A) thereof), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) declare the Commitments to be terminated and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans and the Notes then outstanding, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable in whole (or in part, in which case any principal not so declared

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to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that if an Event of Default under paragraph (g) (except under clause (i)(A) thereof) shall occur,
(A) the Commitments shall automatically terminate and (B) the principal of the Loans and the Notes then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder shall automatically become due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

                                  ARTICLE VIII
                                COMPANY GUARANTEE

                  Section 8.01      Company Guarantee.

                  (a) The Company hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and each of their respective permitted successors, endorsees, transferees and assigns, the prompt and complete payment by the Pipeline Company Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a guarantee of payment and not collection and the liability of the Company is primary and not secondary.

                  (b) The guarantee contained in this Article VIII shall remain in full force and effect until all the Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and this Agreement and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement, no Obligations may be outstanding.

                  (c) No payment made by any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, or received or collected by the Administrative Agent or any other Lender from any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment (other than any payment made by the Company in respect of the Obligations or any payment received or collected from the Company in respect of the Obligations), remain liable for the Obligations until the Obligations are paid in full, no Letter of Credit shall be outstanding and this Agreement and the Commitments are terminated.

                  Section 8.02 No Subrogation. Notwithstanding any payment made by any Pipeline Company Borrower hereunder or any Subsidiary Guarantor under the Credit Party Guarantee or any set-off or application of funds of any Pipeline Company Borrower or any Subsidiary Guarantor by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against

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any Pipeline Company Borrower or any Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from any Pipeline Company Borrower or any Subsidiary Guarantor in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and this Agreement and the Commitments are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured), in such order as the Administrative Agent may determine but subject in any event to the terms and provisions of the Security and Intercreditor Agreement.

                  Section 8.03 Amendments, etc. with respect to the Obligations. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and this Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent, the Collateral Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Article VIII or any property subject thereto.

                  Section 8.04 Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Article VIII or acceptance of the guarantee contained in this Article VIII; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article VIII; and all dealings between the Company, any of the Pipeline Company Borrowers and any Subsidiary Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article VIII. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pipeline Company Borrowers or any of the Subsidiary Guarantors with respect to

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the Obligations. The Company understands and agrees that the guarantee contained in this Article VIII shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Pipeline Company Borrower, any Subsidiary Guarantor or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Pipeline Company Borrowers, the Subsidiary Guarantors or the Company), other than payment or performance, which constitutes, or might be construed to constitute, an equitable or legal discharge of Pipeline Company Borrowers or the Subsidiary Guarantors for the Obligations, or of the Company under the guarantee contained in this Article VIII, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Pipeline Company Borrower, any Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Pipeline Company Borrower, any Subsidiary Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Pipeline Company Borrower, any Subsidiary Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Company of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Company. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  Section 8.05 Reinstatement. The guarantee contained in this Article VIII shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any Pipeline Company Borrower or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Pipeline Company Borrower or any Subsidiary Guarantor or any substantial part of its or their respective property, or otherwise, all as though such payments had not been made.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

                  Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

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                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and those of a Representative Agent as expressly set forth in the Security and Intercreditor Agreement. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and

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exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, each Issuing Bank and the Company. Upon any such resignation, the Majority Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and each Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE X
                                 MISCELLANEOUS

                  Section 10.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Company, to it at El Paso Building, 1001 Louisiana Street, Houston, Texas 77002, Attention of Treasurer (Telecopy No. (713) 420-2708);

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                  (ii) if to ANR, EPNGC or TGPC, to it c/o the Company at the address specified in clause (i) above;

                  (iii) if to the Administrative Agent, to JPMorgan Chase Bank, Technology, Shared Tech & Operation Commercial Loans, L&A Project Texas, 1111 Fannin, Floor 10, Houston, Texas 77002, Attention of Ina S. Tjahjono (Telecopy No. (713) 427-6307);

                  (iv) if to JPMorgan in its capacity as an Issuing Bank, to it at JPMorgan Chase Bank, 10420 Highland Manor Drive, 4th Floor, Tampa Bay, Florida 33610, Attention of Veronica Endara (Telecopy No. (813) 432-5161);

                  (v) if to any other Lender in its capacity as an Issuing Bank, to it at the address provided to the Company for notices to such Issuing Bank in such capacity; and

                  (vi) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

                  (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

                  (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given and effective, if sent by mail or courier on the date of delivery thereof to the address specified herein for such notice, or if by telecopier when the answerback is received or if by other means, on the date of receipt.

                  Section 10.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, each Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default,

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regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) No provision of this Agreement or any other Loan Document may be waived, amended or modified, and no consent may be granted with respect to any departure by the Administrative Agent, any Lender or any Credit Party with respect hereto or thereto, except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Majority Lenders or by the Borrowers and the Administrative Agent with the consent of the Majority Lenders; provided that no such waiver, amendment or modification of this Agreement or any other Loan Document, and no consent with respect to any departure by the Administrative Agent, any Lender, or any Credit Party with respect hereto or thereto, shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or Section 2.16(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) except as provided in
Section 2.18, release any Subsidiary Guarantor from its obligations under the Subsidiary Guarantee Agreement, without the written consent of each Lender, (vi) release the Company from its guarantee obligations under Article VIII, without the written consent of each Lender, (vii) release all or substantially all of the Collateral, without the written consent of each Lender, (viii) change the percentages constituting Mandatory Asset Prepayment Amounts in connection with any Mandatory Asset Prepayment Event (as provided in Section 2.02 of the Security and Intercreditor Agreement), without the written consent of each Lender or (ix) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Any such waiver and any such amendment or modification shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Issuing Banks and the Administrative Agent. In the case of any waiver, the Borrower, the Lenders, the Issuing Banks and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed waived ab initio and not continuing unless such waiver expressly provides otherwise; but no such waiver shall extend to any subsequent or other Default or Event of Default; and provided further, that in addition to Dispositions of Collateral or Restricted Equity Interests permitted by Section 6.04(a), the Majority Lenders may consent to additional Dispositions of Collateral or Restricted Equity Interests so long as each such Disposition is for fair market value on an arms-length basis in a cash transaction and 100% of the Net Cash Proceeds thereof (or an amount equal thereto with respect to Restricted Equity Interests) shall be deposited into the Collateral Account pursuant to the terms and provisions of the Security and Intercreditor Agreement.

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                  Section 10.03 Expenses; Indemnity; Damage Waiver. The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit by it or any demand for payment thereunder made by such Issuing Bank (unless included in the fees charged separately by such Issuing Bank in respect of such Letter of Credit) and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or, during the continuation of any Default, any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) Each of the Borrowers shall indemnify, without duplication, the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the applicable Issuing Bank to honor a demand for payment under a Letter of Credit issued by it in accordance with applicable law if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit),
(iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, in any of the foregoing circumstances as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from or to have been attributable to the gross negligence or willful misconduct of such Indemnitee or its employees or agents. The indemnification provisions of this
Section 10.03(b) are not intended to constitute a guaranty of payment of any principal, interest, facility or commitment fees, rental or other lease payments, or analogous amounts, under the Loans or any other Covered Obligations; provided that nothing in this Section 10.03(b) shall limit the liability of any Borrower for the payment of the Loans or any Covered Obligations, which liability arises under any other Financing Document or Collateral Document, including any liability arising under this Agreement.

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                  (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.

                  (d) To the extent permitted by applicable law, the Borrowers shall not and each Indemnitee, by its acceptance of any right to or benefit of indemnification under this Agreement and as a condition to its rights to and benefits of indemnification provided for herein, agrees that it shall not, assert, and hereby waive, any claim against any Indemnitee or any Borrower, respectively, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable not later than 30 days after the delivery of written demand to the Company therefor.

                  Section 10.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that
(i) the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder in a transaction not permitted hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void), and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b)      (i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                           (A) the Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved El Paso Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other assignee; and

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                           (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender, an Affiliate of a Lender, an Approved El Paso Lender or an Approved Fund immediately prior to giving effect to such assignment.

                  (ii) Assignments shall be subject to the following additional conditions:

                           (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

                           (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                           (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

                           (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

                           (E) in the case of an assignment to a CLO (as defined below), the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, provided that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such CLO.

                  For the purposes of this Section 10.04(b), the terms "Approved Fund" and "CLO" have the following meanings:

                  "Approved Fund" means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

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                  (iii) Subject to execution and delivery thereof and acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.13,
                  Section 2.14, Section 2.15 and Section 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register as to the identity of the Lenders shall be conclusive, and as to the other items referred to above shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, each Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c) Any Lender may, without the consent of the Borrowers, the Administrative Agent, or any Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it and Notes held by it); provided that
(A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain the holder of it Notes (if any) for all purposes of this Agreement and shall remain solely responsible to the other parties hereto for the performance of

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such obligations and (C) the Borrowers, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 10.02(b) that affects such Participant. Subject to paragraph (d) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Section 2.13, Section 2.14 and Section 2.15 with respect to its participations hereunder to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section and provided that such Participant shall have complied with any obligation in respect thereof that it would have had as a Lender. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.16(c) as though it were a Lender.

                  (d) A Participant shall not be entitled to receive any greater payment under Section 2.13 or Section 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.15 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.15(e) and (f) as though it were a Lender.

                  (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  Section 10.05 Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as of the date made, or any date referred to therein, as applicable, (but without being deemed remade on or as of any subsequent date by reason of this
Section 10.05) as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 2.13, Section 2.14,
Section 2.15 and Section 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the

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repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  Section 10.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  Section 10.07 Severability. To the fullest extent permitted by applicable law any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  Section 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, subject to the terms and provisions of the Security and Intercreditor Agreement and the other Loan Documents, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of a Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have but are subject to the terms and provisions of the Security and Intercreditor Agreement and the other Loan Documents.

                  Section 10.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender arising out of or

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relating to this Agreement, or for recognition or enforcement of any judgment obtained in any such action or proceeding, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

                  (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in any action or proceeding referred to in Section 10.09 by the mailing thereof by certified mail, return receipt requested, addressed as provided in Section 10.01(a), with a copy thereof to the "General Counsel" of such Person at such same address. Each Borrower also hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent, any Lender or the holder of any Note in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement, the Notes issued pursuant this Agreement and any other Loan Document. Such service may be made by delivering a copy of such process to the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Company's address specified pursuant to Section 10.01, and each Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  Section 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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                  Section 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  Section 10.12 Confidentiality. Each of the Administrative Agent, each Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors involved in the financing provided for herein (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, applicable to it, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement to comply with the provisions of this Section 10.12 or a separate agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or
(ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of a Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, each Issuing Bank or any Lender on a nonconfidential basis from a source other than a Borrower or any of its Subsidiaries, the Administrative Agent, any Issuing Bank or any other Lender. For the purposes of this Section, "Information" means all information received from a Borrower or any of its Subsidiaries relating to any Borrower or any of its Subsidiaries or its businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by such Borrower; provided that, in the case of information received from a Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information; provided, further, that, notwithstanding anything in this Agreement to the contrary, each Borrower, the Administrative Agent, each Issuing Bank and each Lender (and each respective employee, representative, or other agent of such Persons) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analysis) that are provided to it relating to such tax treatment and tax structure; and nothing in the foregoing authorization shall apply to any disclosure that would constitute a violation of applicable federal and state securities laws.

                  Section 10.13 Security and Intercreditor Agreement. Each of the Lenders, for itself and for each of its Affiliates, and each Issuing Bank hereby irrevocably appoints the Administrative Agent, and any successor thereof appointed pursuant to Article IX, as its Representative Agent for all purposes of the Security and Intercreditor Agreement and irrevocably authorizes and directs the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to a Representative Agent by the terms of the Security

                    $3,000,000,000 Revolving Credit Agreement

                                                                  EXECUTION COPY

and Intercreditor Agreement, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent, as Representative Agent, is hereby authorized and directed to execute and deliver the Security and Intercreditor Agreement on behalf of the Lenders. Until the Loans have been indefeasibly paid in full and the Commitments are terminated in full, to the extent the Security and Intercreditor Agreement amends, modifies or supplements any term or provision hereof, it shall constitute an amendment and modification to, and supplement of, this Agreement. Each Lender that is now, or hereafter becomes, a party to this Agreement (including each Person that becomes a Lender pursuant to Section 10.04) and each Person (including any Affiliate of a Lender that enters into any Future Covered Hedging Agreement) otherwise claiming rights pursuant to this Agreement (a) consents to the provisions of the Security and Intercreditor Agreement and (b) agrees by being or becoming a Lender hereunder or otherwise claiming any such rights, to become or be bound by the Security and Intercreditor Agreement and each other document (including the Mustang Intercreditor Agreement as defined in the Security and Intercreditor Agreement) entered into by the Collateral Agent on behalf of the Secured Parties pursuant to the terms and provisions of the Security and Intercreditor Agreement. Notwithstanding any other provision of this Agreement, each Lender (and each Affiliate of a Lender that enters into any Future Covered Hedging Agreement) hereby agrees to exercise any Enforcement Action against the Collateral, the Subsidiary Guarantee Agreement or the Parent Guarantee Agreement only in accordance with and pursuant to the terms and provisions of the Security and Intercreditor Agreement and the other Collateral Documents (as defined in the Security and Intercreditor Agreement). Promptly after the occurrence of either
(x) the indefeasible payment in full of all obligations under this Agreement (including the repayment in full of all Loans and LC Disbursements), the termination of the Commitments hereunder, and the termination or expiration of all Letters of Credit, or (y) the approval by the Lenders of the release of the Liens on the Collateral in accordance with Section 10.02 hereof, the Administrative Agent is hereby authorized and directed by the Lenders and the Issuing Banks to certify such occurrence in writing to the Collateral Agent.

                  Section 10.14 Amendment and Restatement and Continuing Effect. This Agreement constitutes for all purposes an amendment and a restatement of the 364-Day Facility and as of the Effective Date all commitments or loans outstanding, or any letter of credit issued, under the 364-Day Facility shall constitute Commitments, Loans and Letters of Credit under this Agreement. The 364-Day Facility, as amended and restated hereby, continues in full force and effect as so amended and restated by this Agreement.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

                    $3,000,000,000 Revolving Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       EL PASO CORPORATION

                                       By: /s/ D. Dwight Scott
                                           -------------------
                                           Name:  D. Dwight Scott
                                           Title: Executive Vice President and
                                                   Chief Financial Officer

                                       EL PASO NATURAL GAS COMPANY

                                       By: /s/ Greg G. Gruber
                                           ------------------
                                           Name:  Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                       TENNESSEE GAS PIPELINE
                                       COMPANY

                                       By: /s/ Greg G. Gruber
                                           ------------------
                                           Name:  Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                       ANR PIPELINE COMPANY

                                       By: /s/ Greg G. Gruber
                                           ------------------
                                           Name:  Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                Signature Page-1

                    $3,000,000,000 Revolving Credit Agreement

                                       JPMORGAN CHASE BANK, individually
                                       and as Administrative Agent,

                                       By: /s/ Peter M. Ling
                                           -----------------
                                           Name:  Peter M. Ling
                                           Title: Vice President

                                Signature Page-2

                    $3,000,000,000 Revolving Credit Agreement

                                       ABN AMRO BANK N.V.

                                       By: /s/ John J. Mack
                                           ----------------
                                           Name:  John J. Mack
                                           Title: Senior Vice President

                                       By: /s/ Frank T. J. Van Deur
                                           ------------------------
                                           Name:  Frank T. J. Van Deur
                                           Title: Vice President

                                Signature Page-3

                    $3,000,000,000 Revolving Credit Agreement

                                       BANK OF AMERICA, N.A.

                                       By: /s/ William E. Livingstone, IV
                                           ------------------------------
                                           Name:  William E. Livingstone, IV
                                           Title: Managing Director

                                Signature Page-4

                    $3,000,000,000 Revolving Credit Agreement

                                       CITICORP NORTH AMERICA, INC.

                                       By: /s/ J. Clint Lyon
                                           -----------------
                                           Name:  J. Clint Lyon
                                           Title: Vice President

                                Signature Page-5

                    $3,000,000,000 Revolving Credit Agreement

                                           CREDIT SUISSE FIRST BOSTON

                                           By: /s/ James P. Moran
                                               ------------------
                                               Name:  James P. Moran
                                               Title: Director

                                           By: /s/ Ian W. Nalitt
                                               -----------------
                                               Name:  Ian W. Nalitt
                                               Title: Associate

                               Signature Page - 6

                    $3,000,000,000 Revolving Credit Agreement

                                           THE BANK OF NOVA SCOTIA

                                           By: /s/ N. Bell
                                               -----------
                                               Name:  N. Bell
                                               Title: Senior Manager

                               Signature Page - 7

                    $3,000,000,000 Revolving Credit Agreement

                                           BAYERISCHE HYPO-UND
                                           VEREINSBANK AG, NEW YORK
                                           BRANCH

                                           By: /s/ Shannon Batchman
                                               --------------------
                                               Name:  Shannon Batchman
                                               Title: Director

                                           By: /s/ Marianne Weinzinger
                                               -----------------------
                                               Name:  Marianne Weinzinger
                                               Title: Director

                               Signature Page - 8

                    $3,000,000,000 Revolving Credit Agreement

                                           BNP PARIBAS

                                           By: /s/ Larry Robinson
                                               ------------------
                                               Name:  Larry Robinson
                                               Title: Director

                                           By: /s/ Mark A. Cox
                                               ---------------
                                               Name:  Mark A. Cox
                                               Title: Director

                               Signature Page - 9

                    $3,000,000,000 Revolving Credit Agreement

                                           DEUTSCHE BANK AG NEW YORK
                                           BRANCH

                                           By: /s/ Joel Makowsky
                                               -----------------
                                               Name:  Joel Makowsky
                                               Title: Director

                                           By: /s/ Oliver Riedinger
                                               --------------------
                                               Name:  Oliver Riedinger
                                               Title: Vice President

                              Signature Page - 10

                    $3,000,000,000 Revolving Credit Agreement

                                          THE ROYAL BANK OF SCOTLAND
                                          PLC

                                          By: /s/ Geoff Crvickshank
                                              ---------------------
                                              Name:  Geoff Crvickshank
                                              Title: Head of Special Situations

                              Signature Page - 11

                    $3,000,000,000 Revolving Credit Agreement

                                           SOCIETE GENERALE

                                           By: /s/ J. Douglas McMurrey, Jr.
                                               ----------------------------
                                               Name:  J. Douglas McMurrey, Jr.
                                               Title: Managing Director

                              Signature Page - 12

                    $3,000,000,000 Revolving Credit Agreement

                                           WESTLB AG NEW YORK BRANCH
                                           (f/k/a WESTDEUTSCHE
                                           LANDESBANK GIROZENTRALE)

                                           By: /s/ Duncan M. Robertson
                                               -----------------------
                                               Name:  Duncan M. Robertson
                                               Title: Director

                                           By: /s/ Richard J. Pearse
                                               ---------------------
                                               Name:  Richard J. Pearse
                                               Title: Executive Director

                              Signature Page - 13

                    $3,000,000,000 Revolving Credit Agreement

                                           MIZUHO CORPORATE BANK, LTD.

                                           By: /s/ Noel Purcell
                                               ----------------
                                               Name:  Noel Purcell
                                               Title: Senior Vice President

                              Signature Page - 14

                    $3,000,000,000 Revolving Credit Agreement

                                           THE BANK OF NEW YORK

                                           By: /s/ Lizanne T. Eberle
                                               ---------------------
                                               Name:  Lizanne T. Eberle
                                               Title: Vice President

                              Signature Page - 15

                    $3,000,000,000 Revolving Credit Agreement

                                           COMMERZBANK AG, NEW YORK
                                           AND GRAND CAYMAN BRANCHES

                                           By: /s/ Harry P. Yergey
                                               -------------------
                                               Name:  Harry P. Yergey
                                               Title: Senior Vice President and
                                                      Manager

                                           By: /s/ Subash R. Viswanathan
                                               -------------------------
                                               Name:  Subash R. Viswanathan
                                               Title: Senior Vice President

                              Signature Page - 16

                    $3,000,000,000 Revolving Credit Agreement

                                           CREDIT LYONNAIS NEW YORK
                                           BRANCH

                                           By: /s/ Olivier Audemard
                                               --------------------
                                               Name:  Olivier Audemard
                                               Title: Senior Vice President

                              Signature Page - 17

                    $3,000,000,000 Revolving Credit Agreement

                                           MELLON BANK, N.A.

                                           By: /s/ Gary A. Saul
                                               ----------------
                                               Name:  Gary A. Saul
                                               Title: First Vice President

                              Signature Page - 18

                    $3,000,000,000 Revolving Credit Agreement

                                           AUSTRALIA AND NEW ZEALAND
                                           BANKING GROUP LIMITED

                                           By: /s/ Roy Marsden
                                               ---------------
                                               Name:  Roy Marsden
                                               Title: Executive Vice President

                              Signature Page - 19

                    $3,000,000,000 Revolving Credit Agreement

                                           BANCO BILBAO VIZCAYA
                                           ARGENTARIA, S.A.

                                           By: /s/ Jay Levit
                                               -------------
                                               Name:  Jay Levit
                                               Title: Vice President
                                                      Global Corporate Banking

                                           By: /s/ John Martini
                                               ----------------
                                               Name:  John Martini
                                               Title: Vice President
                                                      Corporate Banking

                              Signature Page - 20

                    $3,000,000,000 Revolving Credit Agreement

                                           THE BANK OF TOKYO-MITSUBISHI,
                                           LTD HOUSTON AGENCY

                                           By: /s/ Kelton Glasscock
                                               --------------------
                                               Name:  Kelton Glasscock
                                               Title: Vice President & Manager

                              Signature Page - 21

                    $3,000,000,000 Revolving Credit Agreement

                                           BANK ONE, NA (MAIN OFFICE
                                           CHICAGO)

                                           By: /s/ Hal E. Fudge
                                               ----------------
                                               Name:  Hal E. Fudge
                                               Title: First Vice President

                              Signature Page - 22

                    $3,000,000,000 Revolving Credit Agreement

                                           LEHMAN COMMERCIAL PAPER INC.

                                           By: /s/ Suzanne Flynn
                                               -----------------
                                               Name:  Suzanne Flynn
                                               Title: Authorized Signatory

                              Signature Page - 23

                    $3,000,000,000 Revolving Credit Agreement

                                           MORGAN STANLEY BANK

                                           By: /s/ Jaap L. Tonckens
                                               --------------------
                                               Name:  Japp L. Tonckens
                                               Title: Vice President
                                                      Morgan Stanley Bank

                              Signature Page - 24

                    $3,000,000,000 Revolving Credit Agreement

                                           ROYAL BANK OF CANADA

                                           By: /s/ Tom J. Oberaigner
                                               ---------------------
                                               Name:  Tom J. Oberaigner
                                               Title: Senior Manager

                              Signature Page - 25

                    $3,000,000,000 Revolving Credit Agreement

                                           KBC BANK N.V.

                                           By: /s/ Robert Snauffer
                                               -------------------
                                               Name:  Robert Snauffer
                                               Title: First Vice President

                                           By: /s/ Eric Raskin
                                               ---------------
                                               Name:  Eric Raskin
                                               Title: Vice President

                              Signature Page - 26

                    $3,000,000,000 Revolving Credit Agreement

                                           NORDDEUTSCHE LANDESBANK
                                           GIROZENTRALE

                                           By: /s/ Stephanie Finnen
                                               --------------------
                                               Name:  Stephanie Finnen
                                               Title: VP

                                           By: /s/ Holger Bretz
                                               ----------------
                                               Name:  Holger Bretz
                                               Title: Assistant Vice President

                              Signature Page - 27

                    $3,000,000,000 Revolving Credit Agreement

                                           SUNTRUST BANKS, INC.

                                           By: /s/ Joseph M. McCreery
                                               ----------------------
                                               Name:  Joseph M. McCreery
                                               Title: Vice President

                              Signature Page - 28

                    $3,000,000,000 Revolving Credit Agreement

                                           CREDIT AGRICOLE INDOSUEZ

                                           By: /s/ Michael D. Willis
                                               ---------------------
                                               Name:  Michael D. Willis
                                               Title: Vice President

                                           By: /s/ Michael R. Quiray
                                               ---------------------
                                               Name:  Michael R. Quiray
                                               Title: Vice President

                              Signature Page - 29

                    $3,000,000,000 Revolving Credit Agreement

                                           ING CAPITAL LLC

                                           By: /s/ Stephen E. Fischer
                                               ----------------------
                                               Name:  Stephen E. Fischer
                                               Title: Managing Director

                              Signature Page - 30

                    $3,000,000,000 Revolving Credit Agreement

                                           AMARILLO NATIONAL BANK

                                           By: /s/ Craig L. Sanders
                                               --------------------
                                               Name:  Craig L. Sanders
                                               Title: Executive Vice President

                              Signature Page - 31

                    $3,000,000,000 Revolving Credit Agreement

                                                                      SCHEDULE 1

                                   COMMITMENTS

                    NAME OF LENDER                              AMOUNT OF COMMITMENT
   ---------------------------------------------              ------------------------
1   JPMorgan Chase Bank                                            $  220,000,000
2   ABN Amro Bank N.V.                                             $  205,000,000
3   Bank of America, N.A.                                          $  205,000,000
4   Citicorp North America, Inc.                                   $  205,000,000
5   Credit Suisse First Boston                                     $  199,000,000
6   The Bank of Nova Scotia                                        $  135,000,000
7   Bayerische Hypo-und Vereinsbank AG,                            $  135,000,000
    New York Branch
8   BNP Paribas                                                    $  135,000,000
9   Deutsche Bank AG New York Branch                               $  135,000,000
10  The Royal Bank of Scotland plc                                 $  135,000,000
11  Societe Generale                                               $  135,000,000
12  WestLB AG New York Branch (f/k/a                               $  135,000,000
    Westdeutsche Landesbank Girozentrale)
13  Mizuho Corporate Bank, Ltd.                                    $  125,000,000
14  The Bank of New York                                           $  100,000,000
15  Commerzbank AG, New York and Grand                             $  100,000,000
    Cayman Branches
16  Credit Lyonnais New York Branch                                $  100,000,000
17  Mellon Bank, N.A.                                              $   70,000,000
18  Australia and New Zealand Banking                              $   50,000,000
    Group Limited
19  Banco Bilbao Vizcaya Argentaria, S.A.                          $   50,000,000
20  The Bank of Tokyo-Mitsubishi, Ltd                              $   50,000,000
    Houston Agency
21  Bank One, NA (Main Office Chicago)                             $   50,000,000
22  Lehman Commercial Paper Inc.                                   $   50,000,000
23  Morgan Stanley Bank                                            $   50,000,000
24  Royal Bank of Canada                                           $   50,000,000
25  KBC Bank N.V.                                                  $   35,000,000
26  Norddeutsche Landesbank Girozentrale                           $   35,000,000
27  SunTrust Banks, Inc.                                           $   35,000,000
28  Credit Agricole Indosuez                                       $   30,000,000
29  ING Capital LLC                                                $   26,000,000
30  Amarillo National Bank                                         $   15,000,000
                                                                   ==============
    TOTAL                                                          $3,000,000,000

                                   Schedule 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                      SCHEDULE 2

                               COVERED OBLIGATIONS

                                                                                             MAXIMUM
                                                                                           OBLIGATION
                                                                                             AMOUNT
                       DESCRIPTION OF FACILITY OR OBLIGATION                             (IN $ MILLIONS)
----------------------------------------------------------------------------------      -----------------
    Each of the following shall constitute a "Covered Obligation":

1.  This Agreement dated as of the Closing Date among the Company, the                    3,000.00(dagger)
    Pipeline Company Borrowers, the Administrative Agent and the Lenders
    thereto.

2.  "EXISTING COVERED OBLIGATIONS": The obligations of the Company listed                 1,986.83
    below, and, after the August 2003 repayment in full of the obligations under the 3-Year Facility (including the termination of all of the commitments thereunder), successive extensions, renewals or refinancings thereof from time to time, in an aggregate amount outstanding not to exceed $986,830,000.

                                                                      APPROXIMATE
                                                                      AMOUNT TO BE
               SPECIFIC EXISTING COVERED OBLIGATION                    GUARANTEED
                                                                      AND SECURED
                                                                         (IN $
                                                                       MILLIONS)
The $1,000,000,000 3-Year Facility.                                    1,000.00

Amended and Restated Guaranty Agreement of the
Company, dated as of June 26, 2001, relating to the $370                 370.00
million Structured Lease Financing for Coscol Petroleum
Corporation-Aruba Coker, as amended on the Closing Date.

Second Amended and Restated Guaranty Agreement of the
Company, dated as of June 26, 2001, relating to the Affiliate            100.00
Notes made in favor of Coastal Securities Company Limited,
as amended on the Closing Date (Cannon Citgo).

Guarantee of the Company relating to the Lakeside
Purchasers, dated as of May 15, 2001, LLC Synthetic Lease,               275.00
as amended on the Closing Date.

Guarantee of the Company, dated as of October 31, 2002,
relating to Harbortown LDHA, as amended on the Closing                     6.30
Date

                                   Schedule 2

                    $3,000,000,000 Revolving Credit Agreement

    Guarantee and Undertaking of the Company, dated as of
    April 12, 2001, relating to $60 million Credit Agreement of
    Coastal Petrochemical, L.P., as amended on the Closing                             17.83
    Date.

    Guaranties of the Company in lieu of existing guaranties by
    El Paso CGP Company of each of (i) $100,000,000 Credit
    Agreement dated as of December 7, 1999, among Coastal
    Oil & Gas Nova Scotia I, ULC, Industrial Bank of Japan
    Trust Company, Bank Boston, N.A., Credit Lyonnais and the
    other lenders signatory thereto and (ii) $100,000,000 Credit                      200.00
    Agreement dated as of December 19, 2000, among Coastal
    Oil & Gas Nova Scotia I, ULC, Industrial Bank of Japan,
    Limited, Sanwa Bank Limited, Arab Banking Corporation
    (B.S.C.) and the other lenders signatory thereto, each as
    amended on the Closing Date.

    Guaranty and Put Option Agreement of the Company, dated
    as of November 23, 1999, relating to Agua del Cajon, as                            18.00
    amended on the Closing Date.

3.  "ADDITIONAL COVERED LETTER OF CREDIT OBLIGATIONS": Letters of credit for                250.00(dagger)
    which the Company is the account party in addition to those outstanding under this Agreement and the 3-Year Facility, whether existing on the
    Closing Date or incurred thereafter, and successive extensions, renewals, refinancings and replacements thereof from time to time, in an aggregate amount outstanding not to exceed the amount specified under this item 3.

4.  "FUTURE COVERED HEDGING AGREEMENTS": Interest rate and currency forward                  50.00(dagger)
    and hedging agreements entered into by the Company after the Closing Date with one or more Lenders or an Affiliate thereof.

----------------------
(dagger)Up to such an aggregate amount from time to time; and for purposes of determining this limitation with respect to the Future Covered Hedging Agreements, the value of such Future Covered Hedging Agreements shall be the aggregate net settlement value on a mark-to-market basis as at the close of business on the last Business Day of each calendar quarter in excess of any cash collateral, if any, required pursuant to the terms and provisions of Section
5.09 and the Collateral Security Agreement.

                                   Schedule 2

                   $3,000,000,000 Revolving Credit Agreement

                                                                      SCHEDULE 3

                        LIST OF APPROVED EL PASO LENDERS

                                 Name of Lender

1   JPMorgan Chase Bank
2   ABN Amro Bank N.V.
3   Bank of America, N.A.
4   Citicorp North America, Inc.
5   Credit Suisse First Boston
6   The Bank of Nova Scotia
7   Bayerische Hypo-und Vereinsbank AG, New York Branch
8   BNP Paribas
9   Deutsche Bank AG New York Branch
10  The Royal Bank of Scotland plc
11  Societe Generale
12  WestLB AG New York Branch (f/k/a Westdeutsche
    Landesbank Girozentrale)
13  Mizuho Corporate Bank, Ltd.
14  The Bank of New York
15  Commerzbank AG, New York and Grand Cayman Branches
16  Credit Lyonnais New York Branch
17  Mellon Bank, N.A.
18  Australia and New Zealand Banking Group Limited
19  Banco Bilbao Vizcaya Argentaria, S.A.
20  The Bank of Tokyo-Mitsubishi, Ltd Houston Agency
21  Bank One NA (Main Office Chicago)
22  Lehman Commercial Paper Inc.
23  Morgan Stanley Bank
24  Royal Bank of Canada
25  KBC Bank N.V.
26  Norddeutsche Landesbank Girozentrale
27  SunTrust Banks, Inc.
28  Credit Agricole Indosuez
29  ING Capital LLC
30  Amarillo National Bank
31  Goldman Sachs Credit Partners L.P.
32  Wachovia Bank, National Association
33  Barclays Bank PLC
34  Norinchukin Bank
35  Sumitomo Mitsui Banking Corporation
36  UFJ Bank Limited
37  Fleet National Bank
38  Banca Intesa - New York Branch
39  Merrill Lynch, Pierce, Fenner & Smith Inc.
40  Wells Fargo Bank

                                   Schedule 3

                    $3,000,000,000 Revolving Credit Agreement

         41       Banca di Roma - Chicago Branch

         42 Bayerische Landesbank, Cayman Islands Branch (f/k/a Bayerische Landesbank Girozentrale, Cayman Islands Branch)

         43       Dresdner Bank AG, New York and Grand Cayman Branches

         44       ING Capital LLC

         45       National Australia Bank Limited

         46       Amsouth Bank

         47       Toronto Dominion (Texas), Inc.

         48       Arab Bank plc

         49       Natexis Banque Populaires

         50       Southwest Bank of Texas, N.A.

         51       CIBC

         52       Arab Banking Corporation

         53       Black Forest Funding Corp.

         54       San Paolo IMI

         55       Bank of Montreal

         56       Norinchukin Bank

         57       DG Bank

         58       LTCB (GECC)

         59       Comerica Bank Detroit

                                   Schedule 3

                    $3,000,000,000 Revolving Credit Agreement

                                                                       EXHIBIT A

                                    [FORM OF]

                            ASSIGNMENT AND ASSUMPTION

                  Reference is made to the $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003 (as amended and in effect on the date hereof, the "Credit Agreement"), among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), JPMORGAN CHASE BANK, a New York banking corporation, as Administrative Agent for the Lenders hereunder, ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as co-document agents (in such capacity, the "Co-Document Agents") for the Lenders, and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as co-syndication agents (in such capacity, the "Co-Syndication Agents") for the Lenders.

                  The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the Security and Intercreditor Agreement (as defined in the Credit Agreement). From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder, (ii) the Assignee acknowledges that, upon becoming a Lender under the Credit Agreement, it is subject to, and hereby agrees to be bound by, the terms and provisions of the Security and Intercreditor Agreement, and (iii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

                  This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 10.04(b) of the Credit Agreement.

                  This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

                                   Exhibit A-1

                    $3,000,000,000 Revolving Credit Agreement

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):

-----------------------------------------------------------------------------------------------------------------
                                                                                      Percentage Assigned of
                                                                                     Facility/Commitment (set
                                                                                forth, to at least 8 decimals, as
                                                                                    a percentage of the Facility
                                                                                        and the aggregate
                                                                                    Commitments of all Lenders
     Facility                                  Principal Amount Assigned                    thereunder)
-----------------------------------------------------------------------------------------------------------------
Commitment Assigned:                                       $                                      %
-----------------------------------------------------------------------------------------------------------------
Loans:
-----------------------------------------------------------------------------------------------------------------

The terms set forth above and on the reverse side hereof are hereby agreed to:

                                             [Name of Assignor], as Assignor

                                             By:________________________________
                                             Name:
                                             Title:

                                             [Name of Assignee], as Assignee

                                             By:________________________________
                                             Name:
                                             Title:

                                   Exhibit A-2

                    $3,000,000,000 Revolving Credit Agreement

The undersigned hereby consent to the within assignment:(1)

Name of Borrower],                           JPMorgan Chase Bank,
                                             as Administrative Agent,

By: ______________________                   By: _______________________________
Name:                                        Name:
Title:                                       Title:]

----------------------------
(1) If required

                                   Exhibit A-3

                    $3,000,000,000 Revolving Credit Agreement

                                                                       EXHIBIT B

                                    [FORM OF]

                                BORROWING REQUEST

JPMorgan Chase Bank, as Administrative Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
270 Park Avenue
New York, New York 10017                                                  [Date]

Attention: El Paso Corporation

Ladies and Gentlemen:

                  The undersigned, EL PASO CORPORATION, refers to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company, certain Lenders parties thereto, JPMorgan Chase Bank, as Administrative Agent for said Lenders, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

                           (i)      The Borrower for the Proposed Borrowing is
         ______________.

                           (ii) The Business Day of the Proposed Borrowing is ___________, 200_.

                           (iii) The Proposed Borrowing is a [ABR Borrowing] [Eurodollar Borrowing].

                           (iv) The aggregate amount of the Proposed Borrowing is $__________.

                           (v) The Interest Period for each Eurodollar Loan made as part of the Proposed Borrowing is [______ month[s]].

                           (vi) The account to which the funds of the Proposed Borrowing are to be disbursed is _____________________.

                                  Exhibit B-1

                    $3,000,000,000 Revolving Credit Agreement

                           The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and immediately after giving effect thereto and to the application of the proceed therefrom:

                  (A) each representation and warranty contained in Article IV is correct in all material respects as though made on and as of such date unless stated to be made on or as of, or to relate to, a specific date or period other than the date of the Proposed Borrowing; and

                  (B) at the time of and immediately after giving effect to the Proposed Borrowing (and if any proceeds thereof are being applied substantially contemporaneously to satisfy any other obligation, to such application), no Default or Event of Default shall have occurred and be continuing.

                                             Very truly yours,

                                             EL PASO CORPORATION

                                             By:   _____________________________
                                                   Title:

                                  Exhibit B-2

                    $3,000,000,000 Revolving Credit Agreement

                                                                       EXHIBIT C

                                    [FORM OF]

                                      NOTE

$_________                                                    New York, New York
                                                                  April 16, 2003

                  FOR VALUE RECEIVED, the undersigned, [Name of Borrower], a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _________ ($_______), and (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to Section
2.02 of the Credit Agreement hereinafter referred to, on the Maturity Date (as defined in the Credit Agreement) and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 2.11 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in paragraph (c) of
Section 2.11 of the Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to paragraph (c) of Section 2.11 of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Loan made by the Lender pursuant to Section 2.02 of the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or the Credit Agreement.

                  This Note is one of the Notes referred to in the $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of May 15, 2002 (the

                                  Exhibit C-1

                    $3,000,000,000 Revolving Credit Agreement

"364-Day Facility"), as amended and restated in the $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, [the Company] [TGPC] [EPNGC] and [ANR], the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  This Note and the other Notes are given in replacement and substitution for, but not payment or satisfaction of, certain revolving credit notes previously issued under the Credit Agreement. The indebtedness evidenced by such other revolving credit notes is continued in full force and effect hereunder.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  This Note evidences existing indebtedness under the 364-Day Facility and does not constitute payment of such indebtedness, and such indebtedness continues in full force and effect, as amended and restated in the Credit Agreement.

                                             [Name of Borrower]

                                             By:  ______________________________
                                             Name:
                                             Title:

                                  Exhibit C-2

                    $3,000,000,000 Revolving Credit Agreement

                                                                      SCHEDULE A
                                                                              TO
                                                                            NOTE

 EURODOLLAR LOANS AND CONVERSIONS AND PAYMENTS WITH RESPECT TO EURODOLLAR LOANS

               Amount of                                         Amount of
            Eurodollar Loans                               Eurodollar Loans Paid
           Made or Converted     Interest Period and         or Converted into                         Unpaid Principal
          from Alternate Base    Eurodollar Rate with       Alternate Base Rate     Distribution     Balance of Eurodollar  Notation
Date          Rate Loans           Respect Thereto                 Loans            Loan (Yes/No)            Loans          Made By
----          ----------           ---------------                 -----            -------------            -----          --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------
-----          -------                 -------                    -------              --------             --------        --------

                           Exhibit C (Schedule A) - 1

                                                                      SCHEDULE B
                                                                              TO
                                                                            NOTE

             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

                       Amount of
                    Alternate Base          Amount of
                    Rate Loans Made       Alternate Base
                     or Converted        Rate Loans Paid                                  Unpaid Principal
                    from Eurodollar     or Converted into        Distribution        Balance of Alternate Base
Date                     Loans          Eurodollar Loans         Loan (Yes/No)              Rate Loans              Notation Made By
----                     -----          ----------------         -------------              ----------              ----------------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------
-----                   -------              -------                -------                   -------                   --------

                           Exhibit C (Schedule B) - 1

                                                                       EXHIBIT D

                                    [FORM OF]

                      SECURITY AND INTERCREDITOR AGREEMENT

                                 Exhibit D - 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                     EXHIBIT E-1

                                    [FORM OF]

                         EPNGC/TGPC GUARANTEE AGREEMENT

                                Exhibit E-1 - 1

                    $3,000,000,000 Revolving Credit Agreement

                         EPNGC/TGPC GUARANTEE AGREEMENT

                                     made by

                          EL PASO NATURAL GAS COMPANY &

                         TENNESSEE GAS PIPELINE COMPANY

                                   in favor of

                              JPMORGAN CHASE BANK,
                            as Administrative Agent,
                for the benefit of the Lenders referred to herein

                           Dated as of April 16, 2003

                                TABLE OF CONTENTS


ARTICLE I DEFINED TERMS...........................................................................................1

         Section 1.01               Definitions...................................................................1
         Section 1.02               Other Definitional Provisions.................................................2


ARTICLE II GUARANTEE..............................................................................................3

         Section 2.01               Guarantee.....................................................................3
         Section 2.02               Right of Contribution.........................................................4
         Section 2.03               No Subrogation................................................................4
         Section 2.04               Amendments, etc. with respect to the Obligations; Waiver of Rights............4
         Section 2.05               Guarantee Absolute and Unconditional..........................................5
         Section 2.06               Reinstatement.................................................................6
         Section 2.07               Payments......................................................................6


ARTICLE III MISCELLANEOUS.........................................................................................6

         Section 3.01               Amendments in Writing.........................................................6
         Section 3.02               Notices.......................................................................6
         Section 3.03               No Waiver by Course of Conduct; Cumulative Remedies...........................6
         Section 3.04               Enforcement Expenses; Indemnification.........................................7
         Section 3.05               Successors and Assigns........................................................8
         Section 3.06               Set-Off.......................................................................8
         Section 3.07               Counterparts..................................................................8
         Section 3.08               Severability..................................................................8
         Section 3.09               Section Headings..............................................................9
         Section 3.10               Integration...................................................................9
         Section 3.11               GOVERNING LAW.................................................................9
         Section 3.12               Submission To Jurisdiction; Waivers; Process Agent............................9
         Section 3.13               Acknowledgements.............................................................10
         Section 3.14               Releases; Termination........................................................10
         Section 3.15               WAIVER OF JURY TRIAL.........................................................11
         Section 3.16               Sole Right of Enforcement; Demand Not Required...............................11

                         EPNGC/TGPC GUARANTEE AGREEMENT

         EPNGC/TGPC GUARANTEE AGREEMENT (this "Agreement"), dated as of April 16, 2003, made by each of El Paso Natural Gas Company, a Delaware corporation ("EPNGC") and Tennessee Gas Pipeline Company, a Delaware corporation ("TGPC") (individually a "Subsidiary Borrower Guarantor" and collectively, the "Subsidiary Borrower Guarantors"), in favor of JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the banks and other financial institutions or entities (the "Lenders") from time to time parties to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Revolving Credit Facility"), among El Paso Corporation, a Delaware corporation (the "Company"), ANR Pipeline Company, a Delaware corporation ("ANR"), EPNGC, TGPC, the Lenders and the Administrative Agent.

                                   WITNESSETH:

         WHEREAS, pursuant to the Revolving Credit Facility, the Lenders have severally agreed to make extensions of credit to the Company, ANR and the Subsidiary Borrower Guarantors upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Company, ANR and the Subsidiary Borrower Guarantors are members of an affiliated group of companies (the "Affiliated Group");

         WHEREAS, the proceeds of the extensions of credit made from time to time under the Revolving Credit Facility will be used in part to enable the Company to make valuable transfers to one or more of the Subsidiary Borrower Guarantors and the other Restricted Subsidiaries (as defined in the Revolving Credit Facility) in connection with the operation of their respective businesses;

         WHEREAS, the Company, ANR, the Subsidiary Borrower Guarantors and the other Restricted Subsidiaries are engaged in related businesses, and each Subsidiary Borrower Guarantor will derive substantial direct and indirect benefit from the making and availability of the extensions of credit from time to time under the Revolving Credit Facility; and

         WHEREAS, it is a condition precedent to the effectiveness of the Revolving Credit Facility that the Subsidiary Borrower Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Revolving Credit Facility, each Subsidiary Borrower Guarantor hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

                                    ARTICLE I
                                  DEFINED TERMS

         Section 1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Revolving Credit Facility are used herein as therein defined.

                  (b) The following terms shall have the following meanings:

         "Agreement": means this EPNGC/TGPC Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "ANR": has the meaning set forth in the preamble hereof.

         "Borrower" and "Borrowers": has the meaning assigned to such terms in the Revolving Credit Facility.

         "Closing Date": has the meaning assigned to such term in the Revolving Credit Facility.

         "Company": has the meaning set forth in the preamble hereof.

         "EPNGC": has the meaning set forth in the preamble hereof.

         "Effective Date": has the meaning set forth in the Revolving Credit Facility.

         "Indemnified Party": has the meaning set forth in Section 3.04(a).

         "Lenders": has the meaning set forth in the preamble hereof.

         "Obligations": means the payment obligations of the Company and the Pipeline Company Borrowers of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of or in connection with the Revolving Credit Facility and any amendment, restatement or modification thereof, including, to the extent owing by the Company or any Pipeline Company Borrower under the Revolving Credit Facility, the full and punctual payment when due of any unpaid principal, interest (including interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowable in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses.

         "Pipeline Company Borrowers": has the meaning assigned to such term in the Revolving Credit Facility.

         "Revolving Credit Facility": has the meaning set forth in the preamble hereof.

         "TGPC": has the meaning set forth in the preamble hereof.

         Section 1.02 Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) any reference herein to any applicable law means such applicable law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any applicable law means that section or provision of such applicable law from time to time in effect and any amendment, modification codification, replacement, or reenactment of such section or other provision, (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Appendices and Schedules to, this Agreement, (f) all references to "days" shall mean calendar days and (g) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, Equity Interests, accounts and contract rights. This Agreement is the result of negotiations among the parties thereto and beneficiaries thereof and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto and beneficiaries thereof, and no ambiguity in this Agreement shall be construed in favor of or against any Credit Party or any Lender.

                                   ARTICLE II
                                    GUARANTEE

         Section 2.01 Guarantee. (a) Each of the Subsidiary Borrower Guarantors hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees, and assigns, the prompt and complete payment by each other Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by such other Borrower.

                  (b) Anything in this Article II to the contrary notwithstanding, the maximum liability of each Subsidiary Borrower Guarantor under this Article II shall in no event exceed the amount which can be guaranteed by such Subsidiary Borrower Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (c) Each Subsidiary Borrower Guarantor agrees that the Obligations owing by any other Subsidiary Borrower Guarantor may at any time and from time to time exceed the amount of the liability of such other Subsidiary Borrower Guarantor under this Article II without impairing the guarantee of such Subsidiary Borrower Guarantor under this Article II or affecting the rights and remedies of the Administrative Agent or any Lender under this Article II.

                  (d) No payment or payments made by any Borrower or any other Person, or received or collected by the Administrative Agent or any Lender from any Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Borrower Guarantor under this Article II which shall, notwithstanding any such payment or payments, continue until this Agreement terminates pursuant to Section 3.14.

                  (e) Each Subsidiary Borrower Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this
Article II, it will notify the Administrative Agent in writing that such payment is made under this Article II for such purpose.

         Section 2.02 Right of Contribution. Each Subsidiary Borrower Guarantor hereby agrees that to the extent that a Subsidiary Borrower Guarantor shall have paid or be obligated to pay more than its proportionate share of any payment made hereunder, such Subsidiary Borrower Guarantor shall be entitled to contribution from and against the other Subsidiary Borrower Guarantor. Each Subsidiary Borrower Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Subsidiary Borrower Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Borrower Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Borrower Guarantor hereunder until this Agreement terminates pursuant to Section 3.14.

         Section 2.03 No Subrogation. Notwithstanding any payment or payments made by any Subsidiary Borrower Guarantor under this Article II or any set-off or application of funds of such Subsidiary Borrower Guarantor by the Administrative Agent or any Lender, such Subsidiary Borrower Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the other Subsidiary Borrower Guarantor or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of Obligations, nor shall such Subsidiary Borrower Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or the other Subsidiary Borrower Guarantor in respect of payments made by the Company or such Subsidiary Borrower Guarantor hereunder, until this Agreement terminates pursuant to Section 3.14. If any amount shall be paid to any Subsidiary Borrower Guarantor on account of such subrogation rights at any time prior to the termination of this Agreement pursuant to Section 3.14, such amount shall be held by such Subsidiary Borrower Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Subsidiary Borrower Guarantor, and shall, forthwith upon receipt by such Subsidiary Borrower Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary Borrower Guarantor (duly indorsed by such Subsidiary Borrower Guarantor to the Administrative Agent, if required), to be applied against Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         Section 2.04 Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Subsidiary Borrower Guarantor shall remain obligated under this
Article II notwithstanding that, without any reservation of rights against such Subsidiary Borrower Guarantor and without notice to or further assent by such Subsidiary Borrower Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and any Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Revolving Credit Facility, any Notes and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Subsidiary Borrower Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the other Borrowers or any such other guarantor or any release of the other Borrowers or such other guarantor shall not relieve such Subsidiary Borrower Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against such Subsidiary Borrower Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         Section 2.05 Guarantee Absolute and Unconditional(a). Each Subsidiary Borrower Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement or acceptance of this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, maintained, amended, amended and restated or waived, in reliance upon this Agreement; and all dealings between any Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Subsidiary Borrower Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration and notice of default or nonpayment to or upon the other Borrowers with respect to the Obligations. The guarantee contained in this Article II shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to
(a) the validity, regularity, perfection or enforceability of the Revolving Credit Facility, any Note, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim whatsoever (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Subsidiary Borrower Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Borrowers under the Revolving Credit Facility, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Subsidiary Borrower Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from other Borrowers or the other Subsidiary Borrower Guarantor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release any other Borrower, the other Subsidiary Borrower Guarantor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Subsidiary Borrower Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Subsidiary Borrower Guarantor. The guarantees contained in this Article II shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Subsidiary Borrower Subsidiary and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns until this Agreement terminates pursuant to
Section 3.14, notwithstanding that from time to time during the term of the Revolving Credit Facility the Borrowers may be free from any Obligations.

         Section 2.06 Reinstatement. The provisions of this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Subsidiary Borrower Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Subsidiary Borrower Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         Section 2.07 Payments. Each Subsidiary Borrower Guarantor hereby agrees that payments required to be made by it hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent identified in Section 10.01 of the Revolving Credit Facility.

                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.02 of the Revolving Credit Facility.

         Section 3.02 Notices. All notices, requests and demands to or upon the Administrative Agent or any Subsidiary Borrower Guarantor hereunder shall be effected in the manner provided for in Section 10.01 of the Revolving Credit Facility.

         Section 3.03 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 3.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any

Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 3.04 Enforcement Expenses; Indemnification.

                  (a) Each Subsidiary Borrower Guarantor (without duplication) agrees to indemnify, defend and save and hold harmless the Administrative Agent, each Lender and each of its Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and (without duplication) shall pay, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or as a result of the execution or delivery of this Agreement or the performance by the Subsidiary Borrower Guarantors of their respective obligations hereunder, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from, or to be attributable to, the gross negligence or willful misconduct of such Indemnified Party or its employees or agents. The indemnification provisions of this Section
3.04 are not intended to constitute a guaranty of payment of any principal, interest, or facility or commitment fees, or analogous amounts, under the Obligations; provided that nothing in this Section 3.04 shall limit the liability of any Subsidiary Borrower Guarantor for the payment of any Obligations, which liability arises under any other Loan Document, including any liability arising under this Agreement.

                  (b) Each Subsidiary Borrower Guarantor (without duplication) will pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of the Administrative Agent or any Lender hereunder or (iii) the failure by such Subsidiary Borrower Guarantor to perform or observe any of the provisions hereof required to be performed or observed by it.

                  (c) Each Subsidiary Borrower Guarantor (without duplication) shall pay or reimburse the Administrative Agent for any transfer taxes or other taxes relating to or incurred in connection with this Agreement and shall indemnify and hold harmless the Administrative Agent and any Lender from any amounts that it is obligated to pay in the way of such taxes.

                  (d) Each Subsidiary Borrower Guarantor (without duplication) agrees to indemnify and hold harmless the Administrative Agent (in its agency capacity), and each other Lender from, and shall reimburse the Administrative Agent (in its agency capacity) and each other Lender for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement.

                  (e) The indemnities provided by the Subsidiary Borrower Guarantors pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this

Agreement, the resignation or removal of the Administrative Agent, and the provision of any subsequent or additional indemnity by any Person.

                  (f) All amounts due under this Section 3.04 shall be payable not later than 30 days after the delivery of written demand to the applicable Subsidiary Borrower Guarantor therefor.

         Section 3.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Subsidiary Borrower Guarantor; provided that no Subsidiary Borrower Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         Section 3.06 Set-Off. Each Subsidiary Borrower Guarantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time while an Event of Default shall have occurred and be continuing, subject to the terms and provisions of the Security and Intercreditor Agreement and the other Loan Documents, without notice to such Subsidiary Borrower Guarantor or any other Subsidiary Borrower Guarantor, any such notice being expressly waived by each Subsidiary Borrower Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent to or for the credit or the account of such Subsidiary Borrower Guarantor, or any part thereof in such amounts as the Administrative Agent may elect, against and on account of the obligations and liabilities of such Subsidiary Borrower Guarantor to the Administrative Agent hereunder and claims of every nature and description of the Administrative Agent against such Subsidiary Borrower Guarantor, in any currency, whether arising hereunder, under the Revolving Credit Facility, or any other Loan Document or otherwise, as the Administrative Agent may elect, whether or not the Administrative Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent shall notify such Subsidiary Borrower Guarantor promptly of any such set-off and the application made by the Administrative Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent under this Section 3.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent may have pursuant to the terms and provisions of the Revolving Credit Facility.

         Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 3.08 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 3.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         Section 3.10 Integration. This Agreement and the other Loan Documents to which each Subsidiary Borrower Guarantor is a party represent the agreement of such Subsidiary Borrower Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in such other Loan Documents.

         Section 3.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 3.12 Submission To Jurisdiction; Waivers; Process Agent. Each Subsidiary Borrower Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding by the Administrative Agent against it relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Subsidiary Borrower Guarantor at its address referred to in Section 3.02;

                  (d) agrees that nothing herein shall affect the right to effect service of process on it in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.12 any special, exemplary, punitive or consequential damages.

                  (f) appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Subsidiary Borrower Guarantor and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent or any Lender in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement or the other Loan Documents to which it is a party. Such service may be made by delivering a copy of such process to such Subsidiary Borrower Guarantor in care of the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Company's address specified pursuant to Section 10.01 of the Revolving Credit Facility, and each Subsidiary Borrower Guarantor hereby irrevocably authorizes and directs the Process Agent or the Company to accept such service on its behalf.

         Section 3.13 Acknowledgements. Each Subsidiary Borrower Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Subsidiary Borrower Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Subsidiary Borrower Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Subsidiary Borrower Guarantors and the Lenders.

         Section 3.14 Releases; Termination. This Agreement and the guarantees contained in Article II of this Agreement and all obligations of the Subsidiary Borrower Guarantors hereunder (other than those expressly stated to survive such termination and in all cases subject to Section 2.06 hereof) shall terminate, and the Subsidiary Borrower Guarantors shall be released from their respective obligations hereunder, upon the earlier to occur of (a) the date that all the Obligations and the obligations of the Subsidiary Borrower Guarantors under this Agreement shall have been satisfied by indefeasible payment in full and the Commitments shall be terminated and (b) the date that is 125 days from the Effective Date; provided that with respect to clause (b), if (i) any Event of Default has occurred and is continuing at such time or (ii) any of the Credit Related Parties is the subject of any petition in bankruptcy, or any insolvency, reorganization or like proceeding at such time, then this Agreement, the guarantees contained in Article II and the obligations of the Subsidiary Borrower Guarantors shall continue until the date on which no event of the type described in the preceding clauses (i) and (ii) shall be continuing. Pursuant to, and subject to the terms and conditions of, the preceding sentence this Agreement, the guarantees contained in Article II of this Agreement and all obligations of the Subsidiary Borrower Guarantors hereunder shall terminate, all without delivery of any instrument or performance of any act by any Person. At the request and sole expense of the Company or any Subsidiary Borrower Guarantor following any such termination, the Administrative Agent shall promptly execute and deliver to the Company or such Subsidiary Borrower Guarantor, as the case may be, such agreements, instruments and other documents as such Subsidiary Borrower Guarantor shall reasonably request to evidence such termination.

         Section 3.15 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 3.16 Sole Right of Enforcement; Demand Not Required. Notwithstanding any other provision of this Agreement, no Lender other than the Administrative Agent shall have the right to take any Enforcement Action with respect to this Agreement and all such Enforcement Actions shall be effected solely through the Administrative Agent. No reference in this Agreement to the Administrative Agent's making a demand for payment under this Agreement shall be construed to mean that such a demand is required in order to cause any obligation under this Agreement to become due and payable, it being understood that obligations under this Agreement shall become due and payable as, and at such time as, provided in Section 2.01(a).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has caused this EPNGC/TGPC Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                             EL PASO NATURAL GAS COMPANY


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             TENNESSE GAS PIPELINE COMPANY


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:



               Signature Page 1 to EPNGC/TGPC Guarantee Agreement

                                                                     EXHIBIT E-2

                                    [FORM OF]

                           PARENT GUARANTEE AGREEMENT

                                Exhibit E-2 - 1

                    $3,000,000,000 Revolving Credit Agreement

                           PARENT GUARANTEE AGREEMENT

                                     made by

                               EL PASO CORPORATION

                                   in favor of

                              JPMORGAN CHASE BANK,

                              as Collateral Agent,
            for the benefit of the Secured Parties referred to herein



                           Dated as of April 16, 2003

                                TABLE OF CONTENTS



ARTICLE I DEFINED TERMS...........................................................................................2

         Section 1.01               Definitions...................................................................2
         Section 1.02               Other Definitional Provisions.................................................3


ARTICLE II GUARANTEE..............................................................................................4

         Section 2.01               Guarantee.....................................................................4
         Section 2.02               No Subrogation................................................................4
         Section 2.03               Amendments, etc. with respect to the Guaranteed Obligations...................5
         Section 2.04               Guarantee Absolute and Unconditional..........................................5
         Section 2.05               Reinstatement.................................................................6
         Section 2.06               Payments......................................................................6


ARTICLE III MISCELLANEOUS.........................................................................................6

         Section 3.01               Amendments in Writing.........................................................6
         Section 3.02               Notices.......................................................................6
         Section 3.03               No Waiver by Course of Conduct; Cumulative Remedies...........................6
         Section 3.04               Enforcement Expenses; Indemnification.........................................7
         Section 3.05               Successors and Assigns........................................................8
         Section 3.06               Set-Off.......................................................................8
         Section 3.07               Counterparts..................................................................8
         Section 3.08               Severability..................................................................8
         Section 3.09               Section Headings..............................................................9
         Section 3.10               Integration...................................................................9
         Section 3.11               GOVERNING LAW.................................................................9
         Section 3.12               Submission To Jurisdiction; Waivers; Process Agent............................9
         Section 3.13               Acknowledgements.............................................................10
         Section 3.14               Releases.....................................................................10
         Section 3.15               WAIVER OF JURY TRIAL.........................................................10
         Section 3.16               Sole Right of Enforcement; Demand Not Required...............................10



                                        i
                           Parent Guarantee Agreement

                           PARENT GUARANTEE AGREEMENT

         This PARENT GUARANTEE AGREEMENT (this "Agreement"), dated as of April 16, 2003, made by El Paso Corporation, a Delaware corporation (the "Guarantor"), in favor of JPMorgan Chase Bank, as Collateral Agent (in such capacity, the "Collateral Agent") for the ratable benefit of (i) the banks and other financial institutions or entities (the "Lenders") from time to time parties to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Revolving Credit Facility"), among the Guarantor, ANR Pipeline Company, a Delaware corporation, El Paso Natural Gas Company, a Delaware corporation, and Tennessee Gas Pipeline Company, a Delaware corporation, the Lenders and JPMorgan Chase Bank, as administrative agent thereunder, and (ii) the other Secured Parties (as defined in the Security and Intercreditor Agreement identified below).

                                   WITNESSETH:

         WHEREAS, pursuant to the Revolving Credit Facility, the Lenders have severally agreed to make extensions of credit to the Guarantor and the Pipeline Company Borrowers (as defined the Revolving Credit Facility) upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Guarantor and the Pipeline Company Borrowers are members of an affiliated group of companies that includes each Subsidiary Guarantor;

         WHEREAS, the Guarantor, the Pipeline Company Borrowers and each Subsidiary Guarantor have entered into the Security and Intercreditor Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Security and Intercreditor Agreement") with the Collateral Agent, JPMorgan Chase Bank, in its capacities as Intercreditor Agent and Depositary Bank, JPMorgan Chase Bank, in its capacity as the Representative Agent for the Lenders, and each of the other Representative Agents (on behalf of its Related Creditors, as such terms are defined in the Security and Intercreditor Agreement), pursuant to which, inter alia, (i) the Collateral Agent has been appointed by each of the Representative Agents acting on behalf of such Representative Agent's Related Creditors, (ii) the Subsidiary Guarantors have pledged certain property and assets as collateral to the Collateral Agent for the ratable benefit of the Secured Parties to secure the respective obligations of the Subsidiary Guarantors under the Subsidiary Guarantee Agreement, and the Guarantor has pledged certain property and assets to the Collateral Agent for the ratable benefit of the Secured Parties to secure, inter alia, the obligations of the Guarantor hereunder, and (iii) the respective rights of the Collateral Agent, the Intercreditor Agent, the Depositary Bank, the Guarantor, the Subsidiary Guarantors, the Representative Agents and the Secured Parties in respect of such collateral and the obligations guaranteed by the Subsidiary Guarantee Agreement and this Agreement have been set forth; and

         WHEREAS, it is a condition precedent to the effectiveness of the Revolving Credit Facility, the Security and Intercreditor Agreement and various amendments, amendments and restatements, and other modifications or waivers contemplated to be made on the Closing Date to the 3-Year Facility and various Underlying Documents (each such term as defined in the



                                       1
                           Parent Guarantee Agreement

Security and Intercreditor Agreement) that the Guarantor shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Revolving Credit Facility, to induce each of the other Secured Parties to enter into the applicable amendments, amendments and restatements, and other modifications or waivers with respect to its respective Financing Documents (as defined in the Security and Intercreditor Agreement) and related documents, and to induce the Lenders and the other Secured Parties to appoint Representative Agents to enter into the Security and Intercreditor Agreement on their behalf, the Guarantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                                    ARTICLE I
                                  DEFINED TERMS

         Section 1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Security and Intercreditor Agreement (including Appendix A-1 thereto) are used herein as therein defined.

                  (b) The following terms shall have the following meanings:

         "3-Year Facility": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Agreement": means this Parent Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Closing Date": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Collateral": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Guaranteed Obligations": means the payment obligations of each Subsidiary Guarantor of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of or in connection with the Subsidiary Guarantee Agreement and any amendment, restatement or modification thereof, including, to the extent owing by any Subsidiary Guarantor under the Subsidiary Guarantee, the full and punctual payment when due of any unpaid principal, interest (including interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowable in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to (x) preserve any Collateral or the Liens and security interests created pursuant to the Security and Intercreditor Agreement,
(y) cause any Restricted Equity Interests to remain free of Liens prohibited by the Revolving Credit Facility and (z) preserve any other property pledged to secure such obligations as collateral or the Liens and security interests with respect thereto, whether due



                                       2
                           Parent Guarantee Agreement
at stated maturity or by acceleration or otherwise; provided, however, that "Guaranteed Obligations" shall not include any obligations of the Subsidiary Guarantors under any refinancing of the 3-Year Facility.

         "Guarantor": has the meaning set forth in the recitals hereof.

         "Indemnified Party": has the meaning set forth in Section 3.04(a).

         "Lenders": has the meaning set forth in the recitals hereof.

         "Pipeline Company Borrowers": has the meaning assigned to such term in the Revolving Credit Facility.

         "Repayment Date": has the meaning assigned to such term in Section 2.01(b).

         "Revolving Credit Facility": has the meaning set forth in the recitals hereof.

         "Secured Parties": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Security and Intercreditor Agreement": has the meaning set forth in the recitals hereof.

         "Subsidiary Guarantee Agreement": means the Subsidiary Guarantee Agreement, dated as of the date hereof, executed by the Subsidiary Guarantors in favor of JPMorgan Chase Bank, as Collateral Agent for the ratable benefit of the Secured Parties.

         "Subsidiary Guarantors": has the meaning set forth in Appendix A-1 to the Security and Intercreditor Agreement.

         "Underlying Party": means each Secured Party and each other party to a Financing Document.

         Section 1.02 Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) any reference herein to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that section or provision of such Applicable Law from time to time in effect and any amendment, modification codification, replacement, or reenactment of such section or other provision,
(d) the words



                                       3
                           Parent Guarantee Agreement

"herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Appendices and Schedules to, this Agreement, (f) all references to "days" shall mean calendar days and (g) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, Equity Interests, accounts and contract rights. This Agreement is the result of negotiations among the parties thereto and beneficiaries thereof and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties thereto and beneficiaries thereof, and no ambiguity in this Agreement shall be construed in favor of or against any Credit Party or any Secured Party.

                                   ARTICLE II
                                    GUARANTEE

         Section 2.01 Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective indorsees and transferees, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

                  (b) The guarantee contained in this Article II shall remain in full force and effect until the date (the "Repayment Date") on which all payment obligations in respect of the Guaranteed Obligations and the payment obligations of the Guarantor under the guarantee contained in this Article II shall have been satisfied by indefeasible payment in full in cash.

                  (c) Except as otherwise provided in the Security and Intercreditor Agreement, no payment or payments made by the Guarantor, any of the Subsidiary Guarantors, any other guarantor or any other Person, or received or collected by the Collateral Agent or any Secured Party from the Guarantor or any of the Subsidiary Guarantors, any other guarantor or any other Person, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor under this Article II which shall, notwithstanding any such payment or payments (other than any payment or payments made by the Guarantor in respect of the Guaranteed Obligations or any payment received or collected from the Guarantor in respect of Guaranteed Obligations), remain liable for the Guaranteed Obligations under this Article II until the Repayment Date.

         Section 2.02 No Subrogation. Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Collateral Agent or any Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against any Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Subsidiary Guarantor in respect of payments made by the Guarantor hereunder, until the Repayment Date. If any amount shall be paid to the Guarantor on account of such subrogation rights prior to the Repayment Date, such amount shall be held by the Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other



                                       4
                           Parent Guarantee Agreement
funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms and provisions of the Security and Intercreditor Agreement.

         Section 2.03 Amendments, etc. with respect to the Guaranteed Obligations. The Guarantor shall remain obligated under this Article II notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, (a) any demand for payment of any of the Guaranteed Obligations made by the Collateral Agent or any other Underlying Party may be rescinded by the Collateral Agent or any other Underlying Party and any of the Guaranteed Obligations continued, (b) any Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Underlying Party, and (c) the Revolving Credit Facility and any other documents executed and delivered in connection therewith and the other Financing Documents and any other documents executed and delivered in connection therewith, in each case may be amended, modified, supplemented or terminated, in whole or in part, pursuant to the terms and conditions of each such applicable document from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Underlying Party for the payment of any Guaranteed Obligations may be sold, exchanged, waived, surrendered or released.

         Section 2.04 Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Collateral Agent or any other Underlying Party upon the guarantee contained in this Article II or acceptance of the guarantee contained in this Article II; the Covered Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, maintained, amended, amended and restated or waived, as applicable, in reliance upon the guarantee contained in this Article II; and all dealings in respect of the Covered Obligations between the Guarantor, any of the Subsidiary Guarantors and any of other Credit Parties, on the one hand, and the Collateral Agent and the other Underlying Parties, on the other hand likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. The Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration and notice of default or nonpayment to or upon any of the Subsidiary Guarantors with respect to Guaranteed Obligations. The Guarantor understands and agrees that the guarantee contained in this Article II shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to (a) the validity or enforceability or perfection of the Revolving Credit Facility, the 3-Year Facility, any Financing Document or any other Collateral Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim whatsoever (other than a defense of payment or performance) which may at any time be available to or be asserted by the Guarantor or any other Person against the Collateral Agent or any other Underlying Party, or (c) any other circumstance whatsoever (with or without notice to



                                       5
                           Parent Guarantee Agreement
or knowledge of the Guarantor, any Subsidiary Guarantor or any other Credit Party), other than payment or performance, which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor or any Subsidiary Guarantor for any of the Guaranteed Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from any Subsidiary Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Subsidiary Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         Section 2.05 Reinstatement. The guarantee contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Guarantor or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         Section 2.06 Payments. The Guarantor hereby agrees that payments required to be made by it hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent identified in Section 9.04 of the Security and Intercreditor Agreement.

                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Security and Intercreditor Agreement.

         Section 3.02 Notices. All notices, requests and demands to or upon the Collateral Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 9.04 of the Security and Intercreditor Agreement.

         Section 3.03 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 3.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No



                                       6
                           Parent Guarantee Agreement
failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 3.04 Enforcement Expenses; Indemnification.

                  (a) The Guarantor agrees to indemnify, defend and save and hold harmless the Collateral Agent, each other Secured Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or as a result of the execution or delivery of this Agreement or the performance by the Guarantor of its obligations hereunder, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from, or to be attributable to, the gross negligence or willful misconduct of such Indemnified Party or its employees or agents. The indemnification provisions of this Section 3.04 are not intended to constitute a guaranty of payment of any principal, interest, facility or commitment fees, rental or other lease payments, or analogous amounts, under any Covered Obligations; provided that nothing in this Section 3.04 shall limit the liability of the Guarantor for the payment of any Covered Obligations, which liability arises under any other Financing Document or Collateral Document, including any liability arising under this Agreement.

                  (b) The Guarantor will pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement,
(ii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party hereunder or (iii) the failure by the Guarantor to perform or observe any of the provisions hereof required to be performed or observed by it.

                  (c) The Guarantor shall pay or reimburse the Collateral Agent for any transfer taxes or other taxes relating to or incurred in connection with this Agreement and shall indemnify and hold harmless the Collateral Agent and each other Secured Party from any amounts that it is obligated to pay in the way of such taxes.

                  (d) The Guarantor agrees to indemnify and hold harmless the Collateral Agent (in its agency capacity), and each other Secured Party from, and shall reimburse the Collateral Agent (in its agency capacity) and each other Secured Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement.



                                       7
                           Parent Guarantee Agreement

                  (e) The indemnities provided by the Guarantor pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement, the resignation or removal of the Collateral Agent, and the provision of any subsequent or additional indemnity by any Person.

                  (f) All amounts due under this Section 3.04 shall be payable not later than 30 days after the delivery of written demand to the Guarantor therefor.

         Section 3.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Collateral Agent for the ratable benefit of the Secured Parties and their successors and assigns; provided that the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

         Section 3.06 Set-Off. The Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time while a Voting Notice Event shall have occurred and be continuing, or after a Remedies Trigger Event shall have occurred, without notice to the Guarantor or any Subsidiary Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Collateral Agent may elect, subject in all respects to the terms and provisions of the Security and Intercreditor Agreement, against and on account of the obligations and liabilities of the Guarantor to the Collateral Agent hereunder and claims of every nature and description of the Collateral Agent against the Guarantor, in any currency, whether arising hereunder, under the Revolving Credit Facility, the 3-Year Facility, any other Covered Obligation or any Collateral Document or otherwise, as the Collateral Agent may elect, subject in all respects to the terms and provisions of the Security and Intercreditor Agreement, whether or not the Collateral Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent shall notify the Guarantor promptly of any such set-off and the application made by the Collateral Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent under this Section 3.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent may have pursuant to the terms and provisions of the Security and Intercreditor Agreement.

         Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 3.08 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 3.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         Section 3.10 Integration. This Agreement and the other Collateral Documents to which the Guarantor is a party represent the agreement of the Guarantor, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in such other Collateral Documents.

         Section 3.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 3.12 Submission To Jurisdiction; Waivers; Process Agent. The Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding by the Collateral Agent against it relating to this Agreement and the other Collateral Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in Section 3.02 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process on it in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.12 any special, exemplary, punitive or consequential damages.

                  (f) appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served by the Collateral Agent, any Secured Party or any Representative Agent in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement or the other Collateral Documents to which it is a party. Such service may be made by delivering a copy of such process to the Guarantor by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Guarantor's address specified pursuant to Section 9.04 of the Security and Intercreditor Agreement, and the Guarantor hereby irrevocably authorizes and directs the Process Agent or the Company to accept such service on its behalf.

         Section 3.13 Acknowledgements. The Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Collateral Documents to which it is a party;

                  (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Agreement or any of the other Collateral Documents, and the relationship between the Guarantor, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Collateral Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantor and the Secured Parties.

         Section 3.14 Releases. On the Repayment Date this Agreement and all obligations (other than those expressly stated to survive such termination and in all cases subject to Section 2.05 hereof) of the Guarantor and any other party hereto shall terminate, all without delivery of any instrument or performance of any act by any Person. At the request and sole expense of the Guarantor following any such termination, the Collateral Agent shall promptly execute and deliver to the Guarantor such termination agreements, instruments and other documents as the Guarantor shall reasonably request to evidence such termination.

         Section 3.15 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 3.16 Sole Right of Enforcement; Demand Not Required. Notwithstanding any other provision of this Agreement, no Secured Party other than the Collateral Agent shall have the right to take any Enforcement Action with respect to this Agreement and all such Enforcement Actions shall be effected solely through the Collateral Agent (including Subagents referenced in Section 7.06(b) of the Security and Intercreditor Agreement). No reference in this Agreement to the Collateral Agent's making a demand for payment under this Agreement shall be construed to mean that such a demand is required in order to cause any obligation under this


                                       10
                           Parent Guarantee Agreement

Agreement to become due and payable, it being understood that obligations under this Agreement shall become due and payable as, and at such time as, provided in
Section 2.01(a).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                           Parent Guarantee Agreement

         IN WITNESS WHEREOF, the Guarantor has caused this Parent Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                       EL PASO CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                 Signature Page
                           Parent Guarantee Agreement

                                                                     EXHIBIT E-3

                                    [FORM OF]

                         SUBSIDIARY GUARANTEE AGREEMENT

                                Exhibit E-3 - 1

                    $3,000,000,000 Revolving Credit Agreement

                         SUBSIDIARY GUARANTEE AGREEMENT

                                     made by

                             CERTAIN SUBSIDIARIES OF

                               EL PASO CORPORATION

                                   in favor of

                              JPMORGAN CHASE BANK,
                              as Collateral Agent,
            for the benefit of the Secured Parties referred to herein

                           Dated as of April 16, 2003

                                TABLE OF CONTENTS


ARTICLE I DEFINED TERMS...........................................................................................2

         Section 1.01               Definitions...................................................................2
         Section 1.02               Other Definitional Provisions.................................................4


ARTICLE II GUARANTEE..............................................................................................5

         Section 2.01               Guarantee.....................................................................5
         Section 2.02               Right of Contribution.........................................................6
         Section 2.03               No Subrogation................................................................6
         Section 2.04               Amendments, etc. with respect to the Guaranteed Obligations...................6
         Section 2.05               Guarantee Absolute and Unconditional..........................................7
         Section 2.06               Reinstatement.................................................................8
         Section 2.07               Payments......................................................................8


ARTICLE III MISCELLANEOUS.........................................................................................8

         Section 3.01               Amendments in Writing.........................................................8
         Section 3.02               Notices.......................................................................8
         Section 3.03               No Waiver by Course of Conduct; Cumulative Remedies...........................8
         Section 3.04               Enforcement Expenses; Indemnification.........................................9
         Section 3.05               Successors and Assigns.......................................................10
         Section 3.06               Set-Off......................................................................10
         Section 3.07               Counterparts.................................................................10
         Section 3.08               Severability.................................................................10
         Section 3.09               Section Headings.............................................................11
         Section 3.10               Integration..................................................................11
         Section 3.11               GOVERNING LAW................................................................11
         Section 3.12               Submission To Jurisdiction; Waivers; Process Agent...........................11
         Section 3.13               Acknowledgements.............................................................12
         Section 3.14               Additional Subsidiary Guarantors.............................................12
         Section 3.15               Releases.....................................................................12
         Section 3.16               WAIVER OF JURY TRIAL.........................................................13
         Section 3.17               Acknowledgment of Rights of Mustang Investors and Others.....................13
         Section 3.18               Sole Right of Enforcement; Demand Not Required...............................13



                                        i
                         Subsidiary Guarantee Agreement

                         SUBSIDIARY GUARANTEE AGREEMENT

         SUBSIDIARY GUARANTEE AGREEMENT (this "Agreement"), dated as of April 16, 2003, made by each of the signatories hereto (individually a "Subsidiary Guarantor" and together with any other Subsidiary of El Paso Corporation that may subsequently become a party hereto as provided herein, collectively, the "Subsidiary Guarantors"), in favor of JPMorgan Chase Bank, as Collateral Agent (in such capacity, the "Collateral Agent") for the ratable benefit of (i) the banks and other financial institutions or entities (the "Lenders") from time to time parties to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Revolving Credit Facility"), among El Paso Corporation, a Delaware corporation (the "Company"), ANR Pipeline Company, a Delaware corporation ("ANR"), El Paso Natural Gas Company, a Delaware corporation ("EPNGC"), and Tennessee Gas Pipeline Company, a Delaware corporation ("TGPC"), the Lenders and JPMorgan Chase Bank, as administrative agent thereunder, and
(ii) the other Secured Parties (as defined in the Security and Intercreditor Agreement identified below).

                                   WITNESSETH:

         WHEREAS, pursuant to the Revolving Credit Facility, the Lenders have severally agreed to make extensions of credit to the Company and the Pipeline Company Borrowers (as defined the Revolving Credit Facility) upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Company and the Pipeline Company Borrowers are members of an affiliated group of companies that includes each Subsidiary Guarantor (the "Affiliated Group");

         WHEREAS, the Company, the Pipeline Company Borrowers and each Subsidiary Guarantor have entered into the Security and Intercreditor Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Security and Intercreditor Agreement") with the Collateral Agent, JPMorgan Chase Bank in its capacities as Intercreditor Agent and Depositary Bank, JPMorgan Chase Bank in its capacity as the Representative Agent for the Lenders, and each of the other Representative Agents (on behalf of its Related Creditors, as such terms are defined in the Security and Intercreditor Agreement), pursuant to which, inter alia, (i) the Collateral Agent has been appointed by each of the Representative Agents acting on behalf of such Representative Agent's Related Creditors, (ii) the Subsidiary Guarantors have pledged certain property and assets as collateral to the Collateral Agent for the ratable benefit of the Secured Parties to secure the respective obligations of the Subsidiary Guarantors hereunder and (iii) the respective rights of the Collateral Agent, the Intercreditor Agent, the Depositary Bank, the Company, the Subsidiary Guarantors, the Representative Agents and the Secured Parties in respect of such collateral and the obligations guaranteed by this Agreement have been set forth;

         WHEREAS, the proceeds of the extensions of credit made from time to time under the Revolving Credit Facility will be used in part to enable the Company to make valuable transfers to one or more of the Subsidiary Guarantors and the other Restricted Subsidiaries (as defined in



                                       1
                         Subsidiary Guarantee Agreement
the Security and Intercreditor Agreement) in connection with the operation of their respective businesses;

         WHEREAS, the proceeds of the extensions of credit under agreements supported by the Company Support Documents (as defined in the Security and Intercreditor Agreement) have been and will continue to be used in part to support the continued liquidity needs of the Affiliated Group;

         WHEREAS, the Company, the Pipeline Company Borrowers, the Subsidiary Guarantors and the other Restricted Subsidiaries are engaged in related businesses, and each Subsidiary Guarantor will derive substantial direct and indirect benefit from the making and availability of the extensions of credit from time to time under the Revolving Credit Facility and the extensions of credit made under or in connection with the other Covered Obligations (as defined in the Security and Intercreditor Agreement); and

         WHEREAS, it is a condition precedent to the effectiveness of the Revolving Credit Facility, the Security and Intercreditor Agreement and various amendments, amendments and restatements, and other modifications or waivers contemplated to be made on the Closing Date to the 3-Year Facility and various Underlying Documents (each such term as defined in the Security and Intercreditor Agreement) that the Subsidiary Guarantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Revolving Credit Facility, to induce each of the other Secured Parties to enter into the applicable amendments, amendments and restatements, and other modifications or waivers with respect to its respective Financing Documents (as defined in the Security and Intercreditor Agreement) and related documents, and to induce the Lenders and the other Secured Parties to appoint Representative Agents to enter into the Security and Intercreditor Agreement on their behalf, each Subsidiary Guarantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                                    ARTICLE I
                                  DEFINED TERMS

         Section 1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Security and Intercreditor Agreement (including Appendix A-1 thereto) are used herein as therein defined.

                  (b) The following terms shall have the following meanings:

         "3-Year Facility": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Agreement": means this Subsidiary Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Closing Date": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.



                                       2
                         Subsidiary Guarantee Agreement

         "Collateral": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Company":  has the meaning set forth in the recitals hereof.

         "Company Project Support Documents": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Company Reimbursement Documents": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "EPNGC": has the meaning set forth in the recitals hereof.

         "EPNGC/TGPC Guarantee Agreement": has the meaning assigned to such term in the Revolving Credit Facility.

         "Guaranteed Obligations": means, collectively, (a) the payment obligations of the Company with respect to (i) the Revolving Credit Facility,
(ii) the 3-Year Facility, (iii) the Security and Intercreditor Agreement, (iv) the Company Project Support Documents and (v) the Company Reimbursement Documents; (b) the payment obligations of the Pipeline Company Borrowers with respect to (i) the Revolving Credit Facility and (ii) the Security and Intercreditor Agreement; (c) the payment obligations of EPNGC and TGPC with respect to (i) the 3-Year Facility and (ii) until termination in accordance with the terms thereof, the EPNGC/TGPC Guarantee Agreement; and (d) the payment obligations of each Subsidiary Guarantor with respect to the Security and Intercreditor Agreement; in each case with respect to clauses (a) through (d) of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, which may arise under, out of or in connection with the payment obligations of the Company, the Pipeline Company Borrowers, EPNGC, TGPC or any Subsidiary Guarantor (as applicable) under agreements identified in clauses (a) through (d) and any amendment, restatement or modification of any of the foregoing, including, in each case to the extent owing by the Company, the Pipeline Company Borrowers, EPNGC, TGPC or any Subsidiary Guarantor, as the case may be, under the agreements identified in clauses (a) through (d), the full and punctual payment when due of any unpaid principal, interest (including interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowable in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to (x) preserve any Collateral or the Liens and security interests created pursuant to the Security and Intercreditor Agreement, (y) cause any Restricted Equity Interests to remain free of Liens prohibited by the Revolving Credit Facility and (z) preserve any other property pledged to secure such obligations as collateral or the Liens and security interests with respect thereto, whether due at stated maturity or by acceleration or otherwise; provided, however, that "Guaranteed Obligations" shall not include any obligations of the Company, EPNGC, TGPC or the Subsidiary Guarantors under any refinancing of the 3-Year Facility.

         "Indemnified Party": has the meaning set forth in Section 3.04(a).



                                       3
                         Subsidiary Guarantee Agreement

         "Lenders": has the meaning set forth in the recitals hereof.

         "Maximum Liability": has the meaning set forth in Section 2.01(b).

         "Pipeline Company Borrowers": has the meaning assigned to such term in the Revolving Credit Facility.

         "Repayment Date": has the meaning assigned to such term in Section 2.01(d).

         "Revolving Credit Facility": has the meaning set forth in the recitals hereof.

         "Secured Parties": has the meaning assigned to such term in Appendix A-1 to the Security and Intercreditor Agreement.

         "Security and Intercreditor Agreement": has the meaning set forth in the recitals hereof.

         "Subsidiary Guarantors": has the meaning set forth in the recitals hereof.

         "TGPC": has the meaning set forth in the recitals hereof.

         "Underlying Party": means each Secured Party and each other party to a Financing Document.

         Section 1.02 Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) any reference herein to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that section or provision of such Applicable Law from time to time in effect and any amendment, modification codification, replacement, or reenactment of such section or other provision,
(d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits, Appendices and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Appendices and Schedules to, this Agreement, (f) all references to "days" shall mean calendar days and (g) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, Equity Interests, accounts and contract rights. This Agreement is the result of negotiations among the parties thereto and beneficiaries thereof and their respective counsel. Accordingly, this Agreement shall be deemed the product of all parties



                                       4
                         Subsidiary Guarantee Agreement
thereto and beneficiaries thereof, and no ambiguity in this Agreement shall be construed in favor of or against any Credit Party or any Secured Party.

                                   ARTICLE II
                                    GUARANTEE

         Section 2.01 Guarantee. (a) Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective indorsees and transferees, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

                  (b) Each Subsidiary Guarantor, and by its acceptance of this Agreement and the rights hereunder or benefits hereof the Collateral Agent and each other Secured Party, hereby agrees and confirms that (i) it is the intention of all such Persons that this Agreement and the obligations of such Subsidiary Guarantor under this Article II not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined below), the Uniform Fraudulent Conveyance Act (as adopted by any applicable state), the Uniform Fraudulent Transfer Act (as adopted by any applicable state) or any similar foreign, federal or state law to the extent applicable to this Agreement and the obligations of such Subsidiary Guarantor under this Article II and (ii) the aggregate liability of each Subsidiary Guarantor under this Article II and under the other Collateral Documents at any time (but after giving effect to the right of contribution described in Section 2.02) shall not exceed the maximum amount (as to any Subsidiary Guarantor, its "Maximum Liability"), that will result in the aggregate obligations of such Subsidiary Guarantor under this Article II and under the Collateral Documents not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any of the other aforementioned acts and laws. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in clause (b) or (c) of the definition of Insolvency Proceeding in Appendix A-1 to the Security and Intercreditor Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

                  (c) Each Subsidiary Guarantor agrees that Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of such Subsidiary Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Collateral Agent or any Secured Party hereunder.

                  (d) The guarantee contained in this Article II shall remain in full force and effect until the date (the "Repayment Date") on which the last of the following shall have occurred: (i) all payment obligations in respect of the Guaranteed Obligations and the payment obligations of each Subsidiary Guarantor under the guarantee contained in this Article II shall have been satisfied by indefeasible payment in full in cash, (ii) no Covered Letter of Credit Obligation or Additional Covered Letter of Credit shall be outstanding and (iii) the Revolving Commitments, the 3-Year Facility Commitments and any other commitments to extend credit, if any, under any other Financing Document that evidences a Covered Obligation shall be terminated, notwithstanding that from time to time during the term of the Revolving Credit Facility, the 3-Year Facility or any other Financing Document there may be no amounts or other obligations outstanding thereunder.



                                       5
                         Subsidiary Guarantee Agreement

                  (e) Except as otherwise provided in the Security and Intercreditor Agreement, no payment or payments made by the Company, any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, or received or collected by the Collateral Agent or any Secured Party from the Company, any Pipeline Company Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor under this Article II which shall, notwithstanding any such payment or payments (other than any payment or payments made by such Subsidiary Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Subsidiary Guarantor in respect of Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the Maximum Liability of such Subsidiary Guarantor under this Article II until the Repayment Date.

         Section 2.02 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid or be obligated to pay more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to contribution from and against any other Subsidiary Guarantor that has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this
Section 2.02 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Collateral Agent and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         Section 2.03 No Subrogation. Notwithstanding any payment made by any Subsidiary Guarantor hereunder or any set-off or application of funds of any Subsidiary Guarantor by the Collateral Agent or any Secured Party, no Subsidiary Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any Secured Party against the Company or any other Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any Secured Party for the payment of Guaranteed Obligations, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder, until the Repayment Date. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights prior to the Repayment Date, such amount shall be held by such Subsidiary Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Collateral Agent in the exact form received by such Subsidiary Guarantor (duly indorsed by such Subsidiary Guarantor to the Collateral Agent, if required), to be applied against Guaranteed Obligations, whether matured or unmatured, in accordance with the terms and provisions of the Security and Intercreditor Agreement.

         Section 2.04 Amendments, etc. with respect to the Guaranteed Obligations. Each Subsidiary Guarantor shall remain obligated under this Article II notwithstanding that, without any reservation of rights against such Subsidiary Guarantor and without notice to or further assent by such Subsidiary Guarantor, (a) any demand for payment of any of the Guaranteed



                                       6
                         Subsidiary Guarantee Agreement

Obligations made by the Collateral Agent or any other Underlying Party may be rescinded by the Collateral Agent or any other Underlying Party and any of the Guaranteed Obligations continued, (b) any Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any Underlying Party, and (c) the Revolving Credit Facility and any other documents executed and delivered in connection therewith and the other Financing Documents and any other documents executed and delivered in connection therewith, in each case may be amended, modified, supplemented or terminated, in whole or in part, pursuant to the terms and conditions of each such applicable document from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Underlying Party for the payment of any Guaranteed Obligations may be sold, exchanged, waived, surrendered or released.

         Section 2.05 Guarantee Absolute and Unconditional. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Collateral Agent or any other Underlying Party upon the guarantee contained in this Article II or acceptance of the guarantee contained in this
Article II; the Covered Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, maintained, amended, amended and restated or waived, as applicable, in reliance upon the guarantee contained in this Article II; and all dealings in respect of the Covered Obligations between the Company, any of the Subsidiary Guarantors and any of other Credit Parties, on the one hand, and the Collateral Agent and the other Underlying Parties, on the other hand likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. Each Subsidiary Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration and notice of default or nonpayment to or upon the Company, any Pipeline Company Borrower or any of the Subsidiary Guarantors with respect to Guaranteed Obligations. Each Subsidiary Guarantor understands and agrees that the guarantee contained in this Article II shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to
(a) the validity or enforceability or perfection of the Revolving Credit Facility, the 3-Year Facility, any Financing Document or any other Collateral Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any Secured Party, (b) any defense, set-off or counterclaim whatsoever (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Collateral Agent or any other Underlying Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Subsidiary Guarantor or any other Credit Party), other than payment or performance, which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company, any Pipeline Company Borrower, EPNGC, TGPC or any other Subsidiary Guarantor for any of its respective portion of the Guaranteed Obligations or of such Subsidiary Guarantor under the guarantee contained in this Article II, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary Guarantor, the Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any Pipeline Company Borrower, EPNGC, TPGC, any



                                       7
                         Subsidiary Guarantee Agreement
other Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Pipeline Company Borrower, EPNGC, TGPC, any other Subsidiary Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any Pipeline Company Borrower, EPNGC, TGPC, any other Subsidiary Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve such Subsidiary Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent against such Subsidiary Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         Section 2.06 Reinstatement. The guarantee contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any Pipeline Company Borrower, EPNGC, TGPC or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Pipeline Company Borrower, EPNGC, TGPC or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         Section 2.07 Payments. Each Subsidiary Guarantor hereby agrees that payments required to be made by it hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent identified in Section 9.04 of the Security and Intercreditor Agreement.

                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Security and Intercreditor Agreement.

         Section 3.02 Notices. All notices, requests and demands to or upon the Collateral Agent or any Subsidiary Guarantor hereunder shall be effected in the manner provided for in Section 9.04 of the Security and Intercreditor Agreement.

         Section 3.03 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 3.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured



                                       8
                         Subsidiary Guarantee Agreement

Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         Section 3.04 Enforcement Expenses; Indemnification.

                  (a) Each Subsidiary Guarantor (without duplication) agrees to indemnify, defend and save and hold harmless the Collateral Agent, each other Secured Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and (without duplication) shall pay, any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or as a result of the execution or delivery of this Agreement or the performance by the Subsidiary Guarantors of their respective obligations hereunder, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from, or to be attributable to, the gross negligence or willful misconduct of such Indemnified Party or its employees or agents. The indemnification provisions of this Section 3.04 are not intended to constitute a guaranty of payment of any principal, interest, facility or commitment fees, rental or other lease payments, or analogous amounts, under any Covered Obligations; provided that nothing in this Section 3.04 shall limit the liability of any Subsidiary Guarantor for the payment of any Covered Obligations, which liability arises under any other Financing Document or Collateral Document, including any liability arising under this Agreement.

                  (b) Each Subsidiary Guarantor (without duplication) will pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party hereunder or (iii) the failure by such Subsidiary Guarantor to perform or observe any of the provisions hereof required to be performed or observed by it.

                  (c) Each Subsidiary Guarantor (without duplication) shall pay or reimburse the Collateral Agent for any transfer taxes or other taxes relating to or incurred in connection with this Agreement and shall indemnify and hold harmless the Collateral Agent and each other Secured Party from any amounts that it is obligated to pay in the way of such taxes.

                  (d) Each Subsidiary Guarantor (without duplication) agrees to indemnify and hold harmless the Collateral Agent (in its agency capacity), and each other Secured Party from, and shall reimburse the Collateral Agent (in its agency capacity) and each other Secured Party for any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement.

                  (e) The indemnities provided by the Subsidiary Guarantors pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this



                                       9
                         Subsidiary Guarantee Agreement

Agreement, the resignation or removal of the Collateral Agent, and the provision of any subsequent or additional indemnity by any Person.

                  (f) All amounts due under this Section 3.04 shall be payable not later than 30 days after the delivery of written demand to the applicable Subsidiary Guarantor therefor.

         Section 3.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Subsidiary Guarantor and shall inure to the benefit of the Collateral Agent for the ratable benefit of the Secured Parties and their successors and assigns; provided that no Subsidiary Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

         Section 3.06 Set-Off. Each Subsidiary Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time while a Voting Notice Event shall have occurred and be continuing, or after a Remedies Trigger Event shall have occurred, without notice to such Subsidiary Guarantor or any other Subsidiary Guarantor, any such notice being expressly waived by each Subsidiary Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent to or for the credit or the account of such Subsidiary Guarantor, or any part thereof in such amounts as the Collateral Agent may elect, subject in all respects to the terms and provisions of the Security and Intercreditor Agreement, against and on account of the obligations and liabilities of such Subsidiary Guarantor to the Collateral Agent hereunder and claims of every nature and description of the Collateral Agent against such Subsidiary Guarantor, in any currency, whether arising hereunder, under the Revolving Credit Facility, the 3-Year Facility, any other Covered Obligation or any Collateral Document or otherwise, as the Collateral Agent may elect, subject in all respects to the terms and provisions of the Security and Intercreditor Agreement, whether or not the Collateral Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent shall notify such Subsidiary Guarantor promptly of any such set-off and the application made by the Collateral Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent under this Section 3.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent may have pursuant to the terms and provisions of the Security and Intercreditor Agreement.

         Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 3.08 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



                                       10
                         Subsidiary Guarantee Agreement

         Section 3.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         Section 3.10 Integration. This Agreement and the other Collateral Documents to which each Subsidiary Guarantor is a party represent the agreement of such Subsidiary Guarantor, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in such other Collateral Documents.

         Section 3.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 3.12 Submission To Jurisdiction; Waivers; Process Agent. Each Subsidiary Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding by the Collateral Agent against it relating to this Agreement and the other Collateral Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Subsidiary Guarantor at its address referred to in Section 3.02 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process on it in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 3.12 any special, exemplary, punitive or consequential damages.



                                       11
                         Subsidiary Guarantee Agreement

                  (f) appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to receive on behalf of such Subsidiary Guarantor and its property service of copies of the summons and complaint and any other process which may be served by the Collateral Agent, any Secured Party or any Representative Agent in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Agreement or the other Collateral Documents to which it is a party. Such service may be made by delivering a copy of such process to such Subsidiary Guarantor in care of the Company by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent's above address and (ii) at the Company's address specified pursuant to
Section 9.04 of the Security and Intercreditor Agreement, and each Subsidiary Guarantor hereby irrevocably authorizes and directs the Process Agent or the Company to accept such service on its behalf.

         Section 3.13 Acknowledgements. Each Subsidiary Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Collateral Documents to which it is a party;

                  (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to such Subsidiary Guarantor arising out of or in connection with this Agreement or any of the other Collateral Documents, and the relationship between the Subsidiary Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Collateral Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Subsidiary Guarantors and the Secured Parties.

         Section 3.14 Additional Subsidiary Guarantors. Each Subsidiary of Company that is required to become a party to this Agreement pursuant to Section
5.10 of the Security and Intercreditor Agreement and Section 2.18 of the Revolving Credit Facility shall become a Subsidiary Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement substantially in the form of Exhibit D to the Security and Intercreditor Agreement.

         Section 3.15 Releases. On the Repayment Date this Agreement and all obligations (other than those expressly stated to survive such termination and in all cases subject to Section 2.06 hereof) of each Subsidiary Guarantor and any other party hereto shall terminate, all without delivery of any instrument or performance of any act by any Person; and prior to the Repayment Date, with respect to Noric I Holding and Noric IV Holding in accordance with, and subject to the terms and conditions of, Section 5.07(a)(iii) of the Security and Intercreditor Agreement, this Agreement and all obligations (other than those expressly stated to survive such termination and in all cases subject to Section
2.06 hereof) of Noric I Holding and Noric IV Holding hereunder shall terminate, all without delivery of any instrument or performance of any act by any Person. At the request and sole expense of the Company or any Subsidiary Guarantor following any such



                                       12
                         Subsidiary Guarantee Agreement
termination, the Collateral Agent shall promptly execute and deliver to the Company or such Subsidiary Guarantor, as the case may be, such agreements, instruments and other documents as such Subsidiary Guarantor shall reasonably request to evidence such termination.

         Section 3.16 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 3.17 Acknowledgment of Rights of Mustang Investors and Others. With respect to the Subsidiary Guarantors holding Equity Interests in any of Noric I, Noric III or Noric IV, (a) all Covered Obligations owed by such Persons, and (b) the Collateral Agent's exercise of remedies under this Agreement or under any other Collateral Document against such Persons or against any of such Persons' respective Assets, shall be subject to the limitations on the exercise of remedies and other matters, and to the rights of Mustang Investors, L.L.C. and the other "Sponsor Subsidiary Creditors" under the Mustang Intercreditor Agreement, until the earlier to occur of the "Release Date" (as such term is defined in the Mustang Intercreditor Agreement) and the termination of the Mustang Intercreditor Agreement as provided in Section 6 thereof; provided, however, that the Mustang Intercreditor Agreement shall cease to be binding upon the Collateral Agent if, and at the time that, all of the "Sponsor Subsidiary Creditors" under the Amended and Restated Sponsor Subsidiary Credit Agreement are Affiliates of the Company.

         Section 3.18 Sole Right of Enforcement; Demand Not Required. Notwithstanding any other provision of this Agreement, no Secured Party other than the Collateral Agent shall have the right to take any Enforcement Action with respect to this Agreement and all such Enforcement Actions shall be effected solely through the Collateral Agent (including Subagents referenced in Section 7.06(b) of the Security and Intercreditor Agreement). No reference in this Agreement to the Collateral Agent's making a demand for payment under this Agreement shall be construed to mean that such a demand is required in order to cause any obligation under this Agreement to become due and payable, it being understood that obligations under this Agreement shall become due and payable as, and at such time as, provided in Section 2.01(a).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                       13
                         Subsidiary Guarantee Agreement

         IN WITNESS WHEREOF, each of the undersigned has caused this Subsidiary Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                       AMERICAN NATURAL RESOURCES COMPANY


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO ANR INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO ANRS INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO CNG COMPANY, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO EPN INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                Signature Page 1
                         Subsidiary Guarantee Agreement

                                       EL PASO EPNG INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO NORIC INVESTMENTS I, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO NORIC INVESTMENTS III, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO NORIC INVESTMENTS IV, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO TENNESSEE PIPELINE CO.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       EL PASO TGPC INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                Signature Page 2
                         Subsidiary Guarantee Agreement

                                       EL PASO WIC INVESTMENTS, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SABINE RIVER INVESTORS I, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SABINE RIVER INVESTORS II, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SABINE RIVER INVESTORS III, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SABINE RIVER INVESTORS IV, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                Signature Page 3
                         Subsidiary Guarantee Agreement

                                       SABINE RIVER INVESTORS V, L.L.C.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                Signature Page 4
                         Subsidiary Guarantee Agreement

                                                                     EXHIBIT F-1

                                    [FORM OF]

               OPINION OF SPECIAL NEW YORK COUNSEL FOR THE COMPANY

                                                                [Effective Date]

To:    The Lenders and the Administrative
         Agent Referred to Below
       c/o JPMorgan Chase Bank, as
         Administrative Agent
       270 Park Avenue
       New York, New York 10017

Dear Sirs:

                  [TO COME]

                                             Very truly yours,

                                             JONES DAY

                                Exhibit F-1 - 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                     EXHIBIT F-2

                                    [FORM OF]

               OPINION OF SPECIAL NEW YORK COUNSEL FOR THE COMPANY

                                                                [Effective Date]

To:    The Lenders and the Administrative
         Agent Referred to Below
       c/o JPMorgan Chase Bank, as
         Administrative Agent
       270 Park Avenue
       New York, New York 10017

Dear Sirs:

                  [TO COME]

                                             Very truly yours,

                                             JONES DAY

                                Exhibit F-2 - 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                     EXHIBIT F-3

                                    [FORM OF]

              OPINION OF [ASSISTANT] GENERAL COUNSEL TO THE COMPANY

                                Exhibit F-3 - 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                     EXHIBIT F-4

                                    [FORM OF]

              OPINION OF [ASSISTANT] GENERAL COUNSEL TO THE COMPANY

                                Exhibit F-4 - 1

                    $3,000,000,000 Revolving Credit Agreement

                                                                       EXHIBIT G

                                    [FORM OF]

                              PROCESS AGENT LETTER

                          [LETTERHEAD OF PROCESS AGENT]

                                                                          [DATE]

To each of the Lenders parties
  to the Credit Agreement (as
  defined and referred to
  below) and to JPMorgan Chase Bank
  as Administrative Agent and as Issuing Bank
c/o JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

To El Paso Corporation
1001 Louisiana Street
Houston, Texas 77002

                               El Paso Corporation

Gentlemen:

                  Reference is made to that certain $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein being used herein with the same meaning) among El Paso Corporation (the "Company"), ANR Pipeline Company ("ANR"), El Paso Natural Gas Company ("EPNGC"), and Tennessee Gas Pipeline Company ("TGPC") (TGPC, together with the Company, ANR and EPNGC, the "Borrowers",) certain banks and other financial institutions from time to time party thereto as Lenders thereunder (the "Lenders"), JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, and as an Issuing Bank, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents.

                  Pursuant to Section 10.09(d) of the Credit Agreement each of the Borrowers has appointed the undersigned (with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011) as Process Agent to receive on behalf of such Borrower and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent, the Issuing Bank, any Lender or the holder of any Note in any action or proceeding by the Administrative Agent, the Issuing Bank, any Lender or the

                                 Exhibit G - 1

                    $3,000,000,000 Revolving Credit Agreement holder of any Note in any New York State or Federal court sitting in New York City in respect of, but only in respect of, any claims or causes of action arising out of or relating to the Credit Agreement, the Notes issued pursuant thereto and any other Loan Document.

                  The undersigned hereby accepts such appointment as Process Agent and agrees with each of you that (i) the undersigned will not terminate the undersigned's agency as such Process Agent prior to June 30, 2005 (and hereby acknowledges that the undersigned has been paid in full by the Company for its services as Process Agent through such date), (ii) the undersigned will maintain an office in New York City through such date and will give the Administrative Agent prompt notice of any change of address of the undersigned,
(iii) the undersigned will perform its duties as Process Agent in accordance with Section 10.09(d) of the Credit Agreement and (iv) the undersigned will forward forthwith to each Borrower at its address specified below copies of any summons, complaint and other process which the undersigned receives in connection with its appointment as Process Agent.

                  This acceptance and agreement shall be binding upon the undersigned and all successors of the undersigned.

                                             Very truly yours,

                                             CT CORPORATION SYSTEM

                                             By:   _____________________________
                                                   Title:

Address of the Borrowers:

                                             [Address]

                                 Exhibit G - 2

                    $3,000,000,000 Revolving Credit Agreement

                                                                       EXHIBIT H

                                    [FORM OF]

                        PIPELINE COMPANY BORROWER JOINDER

                  Reference is made to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined), among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company, certain banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents.

                  The undersigned hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees to:

                  (a) join the Credit Agreement as a Pipeline Company Borrower party thereto;

                  (b) be bound by all covenants, agreements and acknowledgments attributable to a Borrower in the Credit Agreement, any Note and any other Loan Document to which it is a party; and

                  (a) perform all obligations required of it by the Credit Agreement, any Note and any other Loan Document to which it is a party.

                  The undersigned hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Article IV of the Credit Agreement are true and correct on the date hereof, unless stated to be made on or as of, or to relate to, a specific date or period other than the date hereof.

                  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of this day of ______, 200__.

                                             [Borrower]

                                             By:   _________
                                                   Title:

                                 Exhibit H - 1

                    $3,000,000,000 Revolving Credit Agreement

ACKNOWLEDGED AND AGREED TO:

EL PASO CORPORATION

By:    ____________________________________________
Title:

                                 Exhibit H - 2

                    $3,000,000,000 Revolving Credit Agreement